Exhibit 10.3
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                               OMNICOM GROUP INC.,
                                  as Guarantor

                                    GUARANTY

                           Dated as of April 30, 1999

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                               TABLE OF CONTENTS(1)

Paragraph                                                                   Page
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1.     The Guaranty............................................................1

2.     Waiver of Notice, Etc...................................................1

3.     Waiver of Suretyship Defenses...........................................2

4.     Obligations Unconditional...............................................2

5.     Subrogation.............................................................3

6.     Representations and Warranties..........................................3

     (a)      Corporate Existence..............................................3
     (b)      Action...........................................................3
     (c)      No Breach........................................................4
     (d)      Approvals........................................................4
     (e)      Financial Condition..............................................4
     (f)      Financial Disclosure.............................................4
     (g)      Litigation.......................................................4
     (h)      True and Complete Disclosure.....................................4
     (i)      Taxes............................................................5
     (j)      Capitalization...................................................5
     (k)      Environmental Matters............................................5
     (l)      Subsidiaries, Etc................................................5
     (m)      Investment Company Act...........................................6
     (n)      Public Utility Holding Company Act...............................6
     (o)      Ownership of Borrowers...........................................6
     (p)      Ownership of Intellectual Property...............................6
     (q)      Margin Stock.....................................................6

7.     Covenants...............................................................7

     (a)      Financial Statements, Etc........................................7
     (b)      Bookkeeping......................................................8
     (c)      Maintenance of Property; Insurance...............................8
     (d)      Existence, Etc...................................................8
     (e)      Compliance with Applicable Laws..................................8
     (f)      ERISA............................................................9
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(1)   This Table of Contents is provided for convenience only and is not a part of the attached Guaranty.

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     (g)      Fiscal Year, Etc.................................................9
     (h)      Lines of Business................................................9
     (i)      Liens............................................................9
     (j)      Prohibition on Fundamental Changes..............................10
     (k)      Leases..........................................................11
     (l)      Indebtedness....................................................11
     (m)      Investments.....................................................12
     (n)      Transactions with Affiliates....................................13
     (o)      Total Consolidated Indebtedness to Total Consolidated
                Capitalization Ratio..........................................13
     (p)      Debt to Cash Flow Ratio.........................................13
     (q)      Certain Obligations Respecting Subsidiaries.....................13

8.      Definitions...........................................................13

9.      Continuing Guaranty, Etc..............................................17

10.     Successors and Assigns................................................17

11.     Amendments, Etc.......................................................17

12.     Receipt of Credit Agreement...........................................17

13.     Setoff................................................................17

14.     Notices...............................................................18

15.     Reinstatement.........................................................18

16.     Statute of Limitations................................................18

17.     Generally Accepted Accounting Principles..............................18

18.     Governing Law, Submission to Jurisdiction.............................18

19.     Judgment Currency.....................................................19

Schedule I - Subsidiaries of the Guarantor as of March 29, 1999
Schedule II - Existing Indebtedness of Subsidiaries
Schedule III - Types of Indebtedness


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      GUARANTY, dated as of April 30, 1999, made by OMNICOM GROUP INC., a corporation organized and existing under the laws of New York (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined), if not otherwise defined herein, shall be used herein as so defined.

                              W I T N E S S E T H :
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      WHEREAS, Omnicom Finance Inc. and Omnicom Finance Limited (the
"Borrowers"), various financial institutions (the "Banks"), Citibank, N.A., as Administrative Agent (the "Administrative Agent") (the Banks and the Administrative Agent being hereinafter collectively referred to as the "Guaranteed Parties"), The Bank of Nova Scotia, as Documentation Agent, and Istituto Bancario San Paolo Di Torino Istituto Mobiliare Italiano S.p.A., as Syndication Agent, have entered into a 364-Day Credit Agreement, dated as of April 30, 1999 (as modified, supplemented or amended from time to time, the "Credit Agreement"), providing for the making of Loans in Dollars as contemplated therein;

      WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement referred to above that the Guaranty be executed and delivered in the form hereof;

      WHEREAS, it is a condition to the making of Loans under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty; and

      WHEREAS, the Guarantor will obtain benefits as a result of the Loans made to the Borrowers under the Credit Agreement and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the two immediately preceding paragraphs;

      NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Guaranteed Parties and hereby covenants and agrees with the Guaranteed Parties as follows:

      1. The Guaranty. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of the principal of and interest on any Note issued under the Credit Agreement and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrowers now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the due performance and compliance with the terms of the Credit Agreement and the Notes by the Borrowers (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by the Guarantor under this Guaranty, to the extent owing to the Banks or the Administrative Agent, shall be made on the same basis as payments by the Borrowers under Sections 5.03 and 5.04 of the Credit Agreement.

      2. Waiver of Notice, Etc. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by any Guaranteed Party against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor).

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      3. Waiver of Suretyship Defenses. Any Guaranteed Party may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

        (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

        (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

        (c) exercise or refrain from exercising any rights against the Borrowers or others or otherwise act or refrain from acting;

        (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to creditors of the Borrowers other than the Guaranteed Parties and the Guarantor;

        (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Guaranteed Parties regardless of what liability or liabilities of the Borrowers remain unpaid;

        (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

        (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against the Borrowers to recover full indemnity for any payments made pursuant to this Guaranty.

      4. Obligations Unconditional. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any action or inaction by any Guaranteed Party as contemplated in Section 3 of this Guaranty; (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor or (c) to the fullest extent permitted by law, any other circumstance or occurrence that would or might otherwise release, suspend, discharge, terminate or otherwise affect the obligations of a surety. This Guaranty is a primary obligation of the Guarantor, and is a guaranty of payment, not merely collection.


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        5. Subrogation. (a) The Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Parties against the Borrowers or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. The Guarantor hereby further waives any right to enforce any other remedy which the Guaranteed Parties now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrowers and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Guaranteed Parties to secure payment of the indebtedness of the Borrowers. The Guarantor also waives all claims (as such term is defined in the Bankruptcy
     Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including, without limitation, its right to assert or enforce any such claims.

        (b) Notwithstanding the provisions of the preceding clause (a), the Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims (as defined in the Bankruptcy Code) it would have against any Other Party in the absence of the preceding clause (a), and to assert and enforce same, provided that no Default or Event of Default of the type described in Section 10.05 of the Credit Agreement with respect to the respective Other Party exists at the time of such assertion and enforcement.

      6. Representations and Warranties. In order to induce the Banks to make the Loans, the Guarantor makes the following representations, warranties and agreements:

        (a) Corporate Existence. Each of the Guarantor and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

        (b) Action. The Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).


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        (c) No Breach. Neither the execution, delivery or performance by the
     Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor or any of its Subsidiaries.

        (d) Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

        (e) Financial Condition. The consolidated statements of financial condition of the Guarantor and its Subsidiaries at December 31, 1998 and the related consolidated statements of income and retained earnings and cash flow of the Guarantor and its Subsidiaries for the fiscal year ended on such date and heretofore furnished to the Banks present fairly, in all material respects, the consolidated financial condition of the Guarantor and its Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of the Guarantor and its Subsidiaries for such fiscal year. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied. From December 31, 1998 through the date hereof, there has been no material adverse change in the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

        (f) Financial Disclosure. Except as fully reflected in the financial statements delivered pursuant to the preceding clause (e), there were as of the date hereof no liabilities or obligations with respect to the Guarantor or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be materially adverse to the Guarantor or to the Guarantor and its Subsidiaries taken as a whole.

        (g) Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

        (h) True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to


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     any Bank (including, without limitation, all information contained herein)
     for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not omit to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

        (i) Taxes. Each of the Guarantor and its Subsidiaries has filed all tax returns required to be filed (taking into account all valid extensions) by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Guarantor and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the last day of the fiscal quarter immediately preceding the date hereof.

        (j) Capitalization. As of December 31, 1998, the authorized capital stock of the Guarantor consisted of (i) 300,000,000 shares of common stock, $.50 par value per share, of which 168,593,398 shares were issued and outstanding and (ii) 7,500,000 shares of preferred stock, $1.00 par value per share, none of which shares were issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. Other than (x) certain options to purchase 7,190,800 shares of common stock of the Guarantor and performance units payable in cash and/or common stock in the discretion of the Compensation Committee of the Board of Directors of the Guarantor, (y) the Guarantor's 4-1/4% Convertible Subordinated Debentures due 2007 and 2-1/4% Convertible Subordinated Debentures due 2013, and (z) shares of common stock issuable under certain acquisition agreements to which the Guarantor is a party, the Guarantor does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

        (k) Environmental Matters. Each of the Guarantor and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

        (l) Subsidiaries, Etc. Schedule I correctly sets forth the name of each Subsidiary of the Guarantor, the percentage ownership (direct and indirect) of the Guarantor in the


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     voting securities of each Subsidiary and also identifies the direct owner thereof, in each case as of March 29, 1999.

        (m) Investment Company Act. Neither the Guarantor nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        (n) Public Utility Holding Company Act. Neither the Guarantor nor OFI is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        (o) Ownership of Borrowers. The Guarantor owns all of the capital stock of OFI and Diversified Agency Services Limited ("DASL"), and DASL owns all of the capital stock of OFL.

        (p) Ownership of Intellectual Property. Each of the Guarantor and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

        (q) Margin Stock. All proceeds of each Loan shall be used by each Borrower for general corporate purposes, including the repayment of maturing Commercial Paper of such Borrower and acquisitions; provided that no part of the proceeds of any Loan will be used by the Borrowers to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve Board. Not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in
     Section 7 of this Guaranty constitute Margin Stock and, at the time of each Borrowing, not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in
     Section 7 of this Guaranty will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section 6(q) neither the Guarantor nor any of its Subsidiaries (including, without limitation, the Borrowers) will use the proceeds of any Loan to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the Guarantor and its Subsidiaries (including, without limitation, the Borrowers) of 10% or more of the capital stock of such corporation, in either case if the Board of Directors of such corporation has publicly announced its opposition to such transaction.


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      7. Covenants. The Guarantor hereby covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and the repayment in full of the Loans and Notes, together with interest, fees and all other Obligations incurred under the Credit Agreement:

        (a) Financial Statements, Etc. The Guarantor will furnish to each Bank:

              (i) within 50 days after the close of each quarterly accounting period in each fiscal year of the Guarantor (other than the fourth fiscal quarterly accounting period), the consolidated statements of financial condition of the Guarantor and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of income for such quarterly period and of cash flow for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year (or for the last day of the respective fiscal quarter in the prior fiscal year in the case of the balance sheet), all of which shall be certified by the chief financial officer of the Guarantor, subject to normal year-end adjustments;

              (ii) within 105 days after the close of each fiscal year of the Guarantor, the consolidated statements of financial condition of the Guarantor and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified by independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks;

              (iii) at the time of the delivery of the financial statements provided for in clauses (i) and (ii), a certificate of the chief financial officer of the Guarantor to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Guarantor was in compliance with the provisions of clauses (o) and (p) of this Section 7, inclusive, at the end of such fiscal quarter or year, as the case may be;

              (iv) promptly, and in any event within three Business Days after an officer of the Guarantor obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default,
       (y) any litigation or governmental proceeding pending (a) against the Guarantor or any of its Subsidiaries which could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or (b) with respect to any Credit Document and (z) any other event which is likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole;


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

              (v) promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Guarantor shall file with the SEC; and

              (vi) from time to time, such other information or documents (financial or otherwise) as any Bank may reasonably request, other than consolidating financial statements of Subsidiaries and Affiliates.

      (b) Bookkeeping. The Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Guarantor will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect, under guidance of officers of the Guarantor or such Subsidiary, any of the properties of the Guarantor or such Subsidiary, and to examine the books of record and account of the Guarantor or such Subsidiary (including, without limitation, consolidating financial statements of Subsidiaries and Affiliates) and discuss the affairs, finances and accounts of the Guarantor or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Bank may request.

      (c) Maintenance of Property; Insurance. The Guarantor will, and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted),
(ii) maintain with financially sound and reputable insurance companies insurance on its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and (iii) furnish to each Bank, upon written request, full information as to the insurance carried.

      (d) Existence, Etc. The Guarantor will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this clause (d) shall prevent (i) the withdrawal by the Guarantor or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or (ii) any transaction permitted by Section 7(j) of this Guaranty. The Guarantor will, and will cause each of its Subsidiaries to, pay all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established.

      (e) Compliance with Applicable Laws. The Guarantor will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a material adverse effect on the business, operations, property, assets,


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

condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

      (f) ERISA. As soon as possible and, in any event, within 10 days after the Guarantor or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Guarantor will deliver to each of the Banks a certificate of the chief financial officer of the Guarantor setting forth details as to such occurrence and such action, if any, which the Guarantor, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Guarantor, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan Administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in Section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Guarantor, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by the Guarantor or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Guarantor or such Subsidiary.

      (g) Fiscal Year, Etc. The Guarantor shall cause (i) each of its, and each of its Designated Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Designated Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

      (h) Lines of Business. The Guarantor will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the lines of business in which it is engaged on the date hereof and any other reasonably related businesses or businesses reasonably incidental thereto.

      (i) Liens. The Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Guarantor or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this clause (i) shall not prevent the creation, incurrence, assumption or existence of:

              (i) Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established;

              (ii) Liens in respect of property or assets of the Guarantor or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Guarantor or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

              (iii) Liens created for the benefit of the Administrative Agent and the Banks;

              (iv) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

              (v) easements, rights-of-way and other similar Liens on, over or in respect of any property of the Guarantor or any of its Subsidiaries which do not individually or in the aggregate materially impair the use or value of the property or assets subject thereto;

              (vi) purchase money mortgages or other Liens on property acquired after the date hereof by the Guarantor or any of its Subsidiaries to secure the purchase price of such property (or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property), or Liens on any such property at the time of the acquisition of such property by the Guarantor or any of its Subsidiaries, whether or not assumed, provided that (x) the Indebtedness secured by each such Lien shall not exceed the cost of such property to the Guarantor or such Subsidiary or the fair value thereof at the time of the acquisition thereof, as the case may be, whichever is less, (y) each such Lien shall apply and attach only to the property originally subject thereto and fixed improvements thereon or accessions thereto, and (z) the principal amount of Indebtedness at any time outstanding and secured by Liens permitted by this clause (vi) of this Section 7(i) shall not in the aggregate for the Guarantor and its Subsidiaries exceed, when aggregated together with the Indebtedness secured by Liens permitted by clause (vii) below, 1.75% of Consolidated Adjusted Net Worth at such time;

              (vii) [Intentionally Omitted]

              (viii) Liens securing Indebtedness permitted by Section 7(l)(viii); and

              (ix) Liens on assets sold by the Guarantor or any of its Subsidiaries and leased back by the Guarantor or such Subsidiary, so long as the aggregate fair value of assets so sold after the date hereof pursuant to this clause (ix) shall not exceed 3.5% of Consolidated Adjusted Net Worth at such time.

      (j) Prohibition on Fundamental Changes. The Guarantor will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any substantial part of its property or assets, except that: (i) any Subsidiary of the Guarantor (other than the Borrowers) may do any of the foregoing in any fiscal year (the "Current Year") of the Guarantor so long as (x) the revenues of such Subsidiary for the then most recently ended fiscal year (the "Prior Year"), when added to the revenues for the Prior Year of all other Subsidiaries that have entered into transactions permitted by this clause (i) during the Current Year, do not exceed 15% of the revenues of the Guarantor and its Subsidiaries for the Prior Year and (y) the aggregate of (A) the revenues of such Subsidiary for the Prior Year, plus (B) with respect to each Subsidiary which consummated a transaction pursuant to clause (x) in the Current Year or the four immediately preceding fiscal years, the revenues of such Subsidiary for the year prior to the year in which the transaction was consummated, does not exceed 40% of the revenues of the Guarantor and its Subsidiaries for the Prior Year (for purposes hereof the year ending December 31, 1998 shall be the first such preceding fiscal year, and the actual number of such preceding fiscal years shall be used until such time as there are four preceding fiscal years), (ii) Subsidiaries of the Guarantor (other than the Borrowers) may convey, sell, lease or otherwise dispose of all or any part of its property or assets to the Guarantor or to other Subsidiaries (including, without limitation, by way of winding-up, liquidation or dissolution), (iii) any Wholly-Owned Subsidiary of the Guarantor (other than the Borrowers) may merge into the Guarantor or another Wholly-Owned Subsidiary, (iv) the Guarantor or any Wholly-Owned Subsidiary may enter into a merger transaction if (w) it is the surviving entity, (x) no Default or Event of Default would exist immediately after giving effect thereto, and (y) in the case of a Wholly-Owned Subsidiary, such Subsidiary remains a Wholly-Owned Subsidiary after the merger transaction is consummated, and (v) the Guarantor may transfer, sell or convey the stock of one or more of its Subsidiaries (other than the Borrowers) to one or more of its other Subsidiaries so long as, in the case of any such transfer, sale or conveyance of the stock of any Designated Subsidiary, the indirect ownership interest of the Guarantor in such Designated Subsidiary is not reduced as a result thereof.

      (k) Leases. The Guarantor will not enter into or permit any Subsidiary to enter into any agreements to rent or lease any real or personal property (excluding capitalized leases) except in the ordinary course of business.

      (l) Indebtedness. The Guarantor will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness listed on Schedule II ("Existing Indebtedness"), (ii) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by such Subsidiaries in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Subsidiary, (iii) obligations under letters of credit incurred by such Subsidiaries in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation, (iv) Indebtedness of Subsidiaries of the Guarantor to the extent permitted under clause (m)(iv)-(vii) below, (v) Indebtedness of the Borrowers or any other Subsidiary of the Guarantor arising under, or constituting guaranties of, the Credit Agreement, (vi) other Indebtedness of the Borrowers so long as no Default or Event of Default then exists or would result therefrom, (vii) other Indebtedness of Foreign Subsidiaries of the Guarantor and (viii) Indebtedness of any Subsidiary of the Guarantor, provided that such Indebtedness was outstanding at such Subsidiary prior to the acquisition by the

Guarantor of such Subsidiary and was not incurred in connection with or in contemplation of such acquisition.

      (m) Investments. The Guarantor will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the following shall be permitted:

              (i) the Guarantor and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

              (ii) the Guarantor and its Subsidiaries may acquire and hold Cash Equivalents, and Foreign Subsidiaries of the Guarantor may acquire and hold Foreign Cash Equivalents;

              (iii) the Guarantor and its Subsidiaries may make loans and advances to officers, employees and agents in the ordinary course of business;


              (iv) the Guarantor may make loans, advances or capital contributions to Subsidiaries;

              (v) Subsidiaries of the Guarantor may make loans, advances or capital contributions to the Guarantor or other Subsidiaries;

              (vi) the Guarantor and its Subsidiaries may have Investments in Affiliates at any one time outstanding up to but not exceeding an amount equal to one-third (1/3rd) of Consolidated Adjusted Net Worth at such time;

              (vii) the Guarantor and its Subsidiaries may purchase or acquire stock or securities, or acquire assets or assume liabilities, of another Person in arm's-length transactions so long as no Default or Event of Default exists or would result therefrom, and, in the case of a purchase or acquisition of stock or securities, such Person becomes a Subsidiary of the Guarantor;

              (viii) the Guarantor and its Subsidiaries may invest in preferred auction rate stock and other similar tax favored short term investments with a readily available and liquid secondary market; and

              (ix) the Guarantor and its Subsidiaries may make loans, purchase securities or make other investments not permitted by the foregoing clauses of this Section 7(m) so long as the aggregate outstanding amount thereof, net of cash repayments of principal in the case of loans and cash sales proceeds in the case of securities or other investments that are liquidated but excluding any write-ups or write-downs in the value of any such loan, security or other investment that has not been liquidated, shall not exceed 5.5% of Consolidated Adjusted Net Worth at any time.

      (n) Transactions with Affiliates. The Guarantor will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Guarantor, other than on terms and conditions substantially as favorable to the Guarantor or such Subsidiary as would be obtainable by the Guarantor or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

      (o) Total Consolidated Indebtedness to Total Consolidated Capitalization Ratio. The Guarantor will not permit the ratio of its Total Consolidated Indebtedness to Total Consolidated Capitalization to be more than (i) 0.65:1 at any time from and including January 1 to and including September 30 of each year and (ii) 0.55:1 at any time from and including October 1 to and including December 31, of each year.

      (p) Debt to Cash Flow Ratio. The Guarantor will not permit the Debt to Cash Flow Ratio for the period of four consecutive fiscal quarters (taken as one accounting period) ending on the last day of such fiscal quarter to be more than 5:1.

      (q) Certain Obligations Respecting Subsidiaries. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Guarantor or any Subsidiary of the Guarantor, or pay any Indebtedness owed to the Guarantor or a Subsidiary of the Guarantor, (b) make loans or advances to the Guarantor or (c) transfer any of its properties or assets to the Guarantor, except for (x) such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Guaranty or any other Credit Document and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Guarantor or a Subsidiary of the Guarantor and (y) issuances by Subsidiaries of preferred stock.

      8. Definitions. Terms defined in the Credit Agreement and used, but not otherwise defined, in this Guaranty shall have the respective meanings assigned to such terms in the Credit Agreement. In addition, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 7(n), an Affiliate of the Guarantor shall include any Person that directly or indirectly owns more than 5% of the Guarantor, and any officer or director of the Guarantor or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract, or otherwise.

      "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or issued by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any Bank, the Administrative Agent, and any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(ii) above, (iv) commercial paper issued by the parent corporation of any Bank, the Administrative Agent, and any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States, which commercial paper is rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

      "Consolidated Adjusted Net Worth" shall mean, at any time, the sum of (x) the Guarantor's Consolidated Net Worth plus (y) the outstanding principal amount of the Guarantor's Subordinated Indebtedness (to the extent and in the amount that any portion of such principal amount matures one year or more after the Expiry Date).

      "Consolidated Current Assets" shall mean, as to any Person, the current assets of such Person and its Subsidiaries determined on a consolidated basis.

      "Consolidated Current Liabilities" shall mean, as to any Person, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis.

      "Consolidated Indebtedness" shall mean, for any fiscal quarter, an amount equal to (x) the sum of (i) the average of the amounts of Indebtedness of the types listed on Schedule III hereto on the last Business Day of each calendar week ending during such fiscal quarter plus (ii) the amount of all Indebtedness of the Guarantor and its Subsidiaries (other than Indebtedness of the types listed on Schedule III hereto) (determined on a consolidated basis) on the last day of such fiscal quarter plus (iii) without duplication of amounts included in clauses (i) and (ii) above, the aggregate outstanding amount of Short-term Preferred Stock of Subsidiaries of the Guarantor issued after the date hereof minus (y) the sum of (i) the amount of all Cash Equivalents and investments of the type described in Section 7(m)(viii) held by OFI on the last day of such fiscal quarter plus (ii) the Dollar Equivalent of the amount of all Foreign Cash Equivalents held by OFL on the last day of such fiscal quarter.

      "Consolidated Net Income" shall mean the net income of the Guarantor and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

      "Consolidated Net Worth" shall mean, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis (including therein the portion of such Net Worth reflecting minority interests in Subsidiaries).

      "Debt to Cash Flow Ratio" shall mean the ratio of (i) Consolidated Indebtedness for any fiscal quarter of the Guarantor to (ii) Net Cash Flow for the period of four consecutive complete fiscal quarters of the Guarantor (taken as one accounting period) ending on the last day of such fiscal quarter.

      "Designated Subsidiaries" shall mean BBDO Worldwide Inc., BBDO Detroit Inc., The DDB Needham Worldwide Communications Group Inc., DDB Needham Chicago Inc., TBWA Chiat-Day Inc., Omnicom Finance Inc. and DDB Needham Worldwide Partners Inc.

      "Dollar Equivalent" shall mean, with respect to any Foreign Cash Equivalent denominated in a currency other than U.S. Dollars, the amount of U.S. Dollars into which the principal amount of such Foreign Cash Equivalent could be converted at the then applicable Exchange Rate. For the purpose of the foregoing determination, the "Exchange Rate" shall be the spot rate at which the relevant currency is offered for sale against delivery of U.S. Dollars on the date of determination thereof (or, if such date is not a Business Day, the next preceding Business Day), as set forth in The Wall Street Journal; provided that if no such rate is set forth in The Wall Street Journal on such date, the "Exchange Rate" shall be the rate quoted by the Administrative Agent at the opening of business on such date (or, if such date is not a Business Day, the next preceding Business Day) for the spot rate at which the relevant currency is offered for sale by the Administrative Agent against delivery of U.S. Dollars.

      "Foreign Cash Equivalents" shall mean (i) time deposits, certificates of deposit and similar instruments of any Bank or any other commercial bank having long-term indebtedness rated in its highest rating category by Moody's Investors Services, Inc. or by Standard & Poor's Corporation, and (ii) such other securities and investments as shall be approved by the Administrative Agent from time to time.

      "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (other than earn-out payment obligations of such Person in connection with the purchase of property or services to the extent that they are still contingent),
(ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder (other than letters of credit issued in support of accrued expenses and accounts payable incurred in the ordinary course of business), (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person,
(iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

      "Investments in Affiliates" shall mean all amounts paid and the fair market value of all non-cash delivered in consideration for the purchase of securities of, or the making of any other investment in, any Person that, after giving effect to such purchase or other investment, is not a Subsidiary of the Guarantor but is subject to the exercise by the Guarantor (directly or indirectly) of significant influence over its operating and financial policies.

      "Net Cash Flow" shall mean, for any period, the Consolidated Net Income for such period without giving effect to any extraordinary gains or losses and gains or losses from sales of assets (other than sales of inventory in the ordinary course of business), adjusted by (x) adding thereto the following items: (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at such Consolidated Net Income for such period, (ii) the portion of such Consolidated Net Income attributable to minority interests in Subsidiaries, and (iii) the amount of all dividends received during such period by the Guarantor or any of its Subsidiaries from Persons other than Subsidiaries of the Guarantor, to the extent not included in calculating Consolidated Net Income for such period and (y) deducting therefrom
(i) the amount of all dividends paid by Subsidiaries of the Guarantor to Persons other than the Guarantor or Wholly-Owned Subsidiaries of the Guarantor during such period, (ii) the net income for such period of Persons other than Subsidiaries of the Guarantor, to the extent allocated to the equity interest of the Guarantor or any such Subsidiary in such Persons, and (iii) an amount, if positive, equal to (x) the amount of all dividends paid by the Guarantor to its common or preferred shareholders during such period, minus (y) 50% of the Consolidated Net Income.

      "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other accounts which, in accordance with generally accepted accounting principles in the United States, constitutes stockholders equity, but in any event deducting therefrom any treasury stock, provided that each of the foregoing shall be determined without giving effect to any foreign currency translation adjustments.

      "Short-term Preferred Stock" shall mean any preferred stock of any Subsidiary of the Guarantor that has any maturity or redemption date, or that can be required to be redeemed at the option of the holder thereof, on or before the date one year after the Expiry Date (the amount of any Short-term Preferred Stock being calculated for the purposes of the definition of the term "Consolidated Indebtedness" as the higher of the liquidation preference or the redemption price thereof).

      "Subordinated Indebtedness" of any Person shall mean all Indebtedness of such Person which is subordinated both to the Obligations under the Credit Agreement and all obligations arising under this Guaranty, on terms and conditions satisfactory to the Administrative Agent and the Required Banks; provided that when used with respect to the Guarantor, the term "Subordinated Indebtedness" shall be deemed to include (i) all Indebtedness of the Guarantor evidenced by its 4-1/4% Convertible Subordinated Debentures due 2007 and its 2-1/4% Convertible Subordinated Debentures due 2013, in each case as such Debentures (and the respective indenture governing the terms thereof) are in effect on the date hereof and (ii) all Indebtedness of the Guarantor evidenced and governed by documentation containing subordination terms, covenants, mandatory redemption provisions, events of default and remedies available upon the existence of an event of default no less favorable to the Banks and no more restrictive on the Guarantor and its Subsidiaries than those contained in the documentation evidencing and governing the debt issuances referred to in clause
(i) above; in each case as amended, modified and supplemented from time to time with the consent of the Administrative Agent and the Required Banks.

      "Total Consolidated Capitalization" shall mean, at any time, the sum of Total Consolidated Indebtedness at such time plus Consolidated Net Worth at such time.

      "Total Consolidated Indebtedness" shall mean, at any time, all Indebtedness of the Guarantor and its Subsidiaries at such time, determined on a consolidated basis.

      "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

      9. Continuing Guaranty, Etc. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, any Guaranteed Party or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Guaranteed Party or the holder of any Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranteed Party or the holder of any Note to any other or further action in any circumstances without notice or demand.

      10. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Parties and their successors and assigns.

      11. Amendments, Etc. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except as provided in Section 12.13 of the Credit Agreement.

      12. Receipt of Credit Agreement. The Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

      13. Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default each of the Banks is hereby authorized at any time or from time to time, without presentment, demand, protest, or other notice of any kind to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank and its affiliates wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations of the Guarantor to such Bank under this Guaranty, irrespective of whether or not such Bank shall have made any demand hereunder and although said obligations, or any of them, shall be contingent or unmatured.

      14. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 12.03 of the Credit Agreement, provided that, for this purpose, the address of the Guarantor shall be the one specified opposite its signature below.

      15. Reinstatement. If claim is ever made upon any Guaranteed Party or the holder of any Note for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Guarantor), the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

      16. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against any Guaranteed Party or the holder of any Note shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

      17. Generally Accepted Accounting Principles. The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Guarantor to the Banks); provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 7 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 6(e).

      18. Governing Law, Submission to Jurisdiction. This Guaranty and the rights and obligations of the Guaranteed Parties, the holders of the Notes and the Guarantor hereunder shall be construed in accordance with and governed by the law of the State of New York. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor agrees that if at any time its principal place of business is not in the City and State of New York, it will irrevocably designate, appoint and empower an agent for purposes of this Section, in the City and State of New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any Guaranteed Party or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      19. Judgment Currency. The obligation of the Guarantor to make payment in Dollars of any Guaranteed Obligations due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the respective Guaranteed Party in the United States of America of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations. The obligation of the Guarantor to make payment in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations, and shall not be affected by judgment being obtained for any other sums due under this Guaranty.

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address
-------
437 Madison Avenue                                   OMNICOM GROUP INC.
New York, New York  10022
Attention:

                                                  By: /s/ Dennis E. Hewitt
                                                      -----------------------
                                                      Name:  Dennis E. Hewitt
                                                      Title: Treasurer

Accepted and Agreed to:

CITIBANK, N.A.,
  as Administrative Agent for the Banks

By: /s/ Carolyn A. Kee
    --------------------
    Name: Carolyn A. Kee
    Title: Vice President

                                   SCHEDULE I
                                   ----------

               SUBSIDIARIES OF THE GUARANTOR AS OF MARCH 29, 1999
               --------------------------------------------------

                         (for purposes of Section 6(l))

                             See attachment hereto.

                                                                   Attachment to
                                                                      Schedule I
                                                                   -------------

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Omnicom Group Inc................................        New York                               --                             --
Cline Davis & Mann, Inc..........................        New York                           Registrant                        100%
Omnicom International Inc........................        Delaware                           Registrant                        100%
Omnicom Management Inc...........................        Delaware                           Registrant                        100%
Omnicom Finance Inc..............................        Delaware                           Registrant                        100%
Omnicom International Holdings Inc...............        Delaware                           Registrant                        100%
Communicade Inc..................................        Delaware                           Registrant                        100%
C-D Acquisitions Inc.............................        Delaware                           Registrant                        100%
Strategic Alliance Services Inc..................        Delaware                           Registrant                        100%
Goodby, Silverstein & Partners Holdings Inc......       California                          Registrant                        100%
Goodby, Silverstein & Partners Inc...............       California         Goodby, Silverstein & Partners Holdings Inc.       100%
I&S Corporation..................................          Japan                            Registrant                         40%
Manning Gottlieb Media Ltd.......................     United Kingdom                      Omnicom UK Ltd.                      53%
                                                                            Simons Palmer Clemmow Johnson (Holdings) Ltd.      35%
The Allmond Partnership Limited                       United Kingdom              Manning Gottlieb Media Limited               66%
Omnicom Finance Ltd..............................     United Kingdom             Diversified Agency Services Ltd.             100%
BBDO Worldwide Inc...............................        New York                           Registrant                        100%
BBDO Atlanta, Inc................................         Georgia                       BBDO Worldwide Inc.                   100%
BBDO Chicago, Inc................................        Delaware                       BBDO Worldwide Inc.                   100%
BBDO Detroit, Inc................................        Delaware                       BBDO Worldwide Inc.                   100%
BBDO International Inc...........................        Delaware                   Omnicom International Inc.                100%
Baker Lovick, L.L.C..............................        Delaware                        BBDO Canada Inc.                      99%
                                                                                       Omnicom Finance Ltd.                     1%
Ross Roy Communications, Inc.....................        Michigan                           Registrant                        100%
RATTO/BBDO S.A...................................        Argentina                      BBDO Worldwide Inc.                    40%
Clemenger BBDO Ltd...............................        Australia                      BBDO Worldwide Inc.                    47%
Diversified Marketing Services Pty. Ltd..........        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Direct Pty. Ltd. (Sydney)..............        Australia           Diversified Marketing Services Pty. Ltd.          47%
Multinet Systems.................................        Australia           Diversified Marketing Services Pty. Ltd.          33%
Porter Novelli Australia (Melbourne) Pty. Ltd....        Australia           Diversified Marketing Services Pty. Ltd.          26%
Porter Novelli Australia Pty. Ltd................        Australia           Diversified Marketing Services Pty. Ltd.          26%
Curtis Jones & Brown (Sydney)....................        Australia           Diversified Marketing Services Pty. Ltd.          26%
Port Productions Pty. Ltd. (Melbourne)...........        Australia           Diversified Marketing Services Pty. Ltd.          35%
Total Advt & Communications......................        Australia           Diversified Marketing Services Pty. Ltd.          26%
Emory Vincent design.............................        Australia           Diversified Marketing Services Pty. Ltd.          28%
Corporate Communications (Tasmania) Pty. Ltd.....        Australia           Diversified Marketing Services Pty. Ltd.          16%
Turnbull Porter Novelli (Melbourne)..............        Australia           Diversified Marketing Services Pty. Ltd.          47%
Turnbull Porter Novelli (Sydney).................        Australia           Diversified Marketing Services Pty. Ltd.          47%
Turnbull Porter Novelli (Perth)..................        Australia           Diversified Marketing Services Pty. Ltd.           9%
Turnbull Porter Novelli (Adelaide)...............        Australia           Diversified Marketing Services Pty. Ltd.          14%
Postel Australia Pty. Ltd........................        Australia           Diversified Marketing Services Pty. Ltd.          35%
Hardie Grant Magazines Pty. Ltd..................        Australia           Diversified Marketing Services Pty. Ltd.          12%
Zivo Pty. Ltd....................................        Australia           Diversified Marketing Services Pty. Ltd.          12%
CorPol Alliances Pty. Ltd........................        Australia           Diversified Marketing Services Pty. Ltd.          28%
MM Communications Pty. Ltd.......................        Australia           Diversified Marketing Services Pty. Ltd.          33%
Clemenger Sydney Pty. Ltd........................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Melbourne Pty. Ltd.....................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Adelaide Pty. Ltd......................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger Tasmania Pty. Ltd......................        Australia                      Clemenger BBDO Ltd.                    47%
Clemenger/Concept Pty. Ltd.......................        Australia                      Clemenger BBDO Ltd.                    47%
Adconnect........................................        Australia                      Clemenger BBDO Ltd.                     5%
TEAM/BBDO Werbeagentur Ges. m.b.H................         Austria                       BBDO Worldwide Inc.                   100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......         Austria                TEAM/BBDO Werbeagentur Ges.m.b.H              84%
Palla, Koblinger & Partner GmbH..................         Austria                TEAM/BBDO Werbeagentur Ges.m.b.H              20%
Optimum Media Direction..........................         Austria           TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg         42%
                                                                                 Heye & Partner Werbeagentur GmbH              50%
BBDO Belgium S.A.................................         Belgium                       BBDO Worldwide Inc.                    94%
Sponsoring & Event Marketing S.A.................         Belgium                        BBDO Belgium S.A.                     70%
Omnimedia S.A....................................         Belgium                        BBDO Belgium S.A.                     47%
                                                                                    DDB Needham Worldwide S.A.                 46%
Morael & Partners S.A............................         Belgium                        BBDO Belgium S.A.                     66%
VVL/BBDO S.A.....................................         Belgium                        BBDO Belgium S.A.                     75%
Moors Bloomsbury.................................         Belgium                        BBDO Belgium S.A.                     75%
N'Lil S.A........................................         Belgium                        BBDO Belgium S.A.                     48%
Optimum Media Direction..........................         Belgium                        BBDO Belgium S.A.                     47%
                                                                                    DDB Needham Worldwide S.A.                 46%
Optimum Media Team S.A...........................         Belgium                        BBDO Belgium S.A.                     42%
                                                                                    DDB Needham Worldwide S.A.                 46%
The Media Partnership S.A........................         Belgium                        BBDO Belgium S.A.                     23%
                                                                                    DDB Needham Worldwide S.A.                 23%
Topolino S.A.....................................         Belgium                        BBDO Belgium S.A.                     48%
BBDO/Business Communications S.A.................         Belgium                        BBDO Belgium S.A.                     75%
DMC..............................................         Belgium                        BBDO Belgium S.A.                     47%
No Media Comunicacao Ltda........................         Brazil                   ALMAP/BBDO Comunicacoes Ltda.               70%
ALMAP/BBDO Comunicacoes Ltda.....................         Brazil                      BBDO Publicidade, Ltda.                  70%
BBDO Publicidade, Ltda...........................         Brazil                        BBDO Worldwide Inc.                   100%
BBDO Canada Inc..................................         Canada                        BBDO Worldwide Inc.                   100%
McKim Communications Ltd.........................         Canada                         BBDO Canada Inc.                      49%
Generator Corp...................................         Canada                         BBDO Canada Inc.                      70%
Prophet DataProbe Inc............................         Canada                         BBDO Canada Inc.                      90%
Lanyon Phillips Communications Inc...............         Canada                         BBDO Canada Inc.                      17%
                                                                                        Omnicom Canada Inc.                    60%
Bazooka Information Design Inc...................         Canada                Lanyon Phillips Communications Inc.            77%
Blue Suede Studio Inc............................         Canada                Lanyon Phillips Communications Inc.            77%
PNMD, Inc........................................         Canada                        Omnicom Canada Inc.                    49%
Ross Roy Group of Canada, Ltd....................         Canada                   Ross Roy Communications, Inc.              100%
Ross Roy Communications Canada Ltd...............         Canada                  Ross Roy Group of Canada, Ltd.              100%
BBDO Chile, S.A..................................          Chile                        BBDO Worldwide Inc.                    60%
IMAX S.A.........................................          Chile                         BBDO Chile, S.A.                      31%
Publicista y Clientes S.A........................          Chile                         BBDO Chile, S.A.                      30%
180 degrees......................................          Chile                         BBDO Chile, S.A.                      15%
Media Direction..................................          Chile                         BBDO Chile, S.A.                      60%
BBDO Investigacion...............................          Chile                         BBDO Chile, S.A.                      60%
Axis.............................................          Chile                         BBDO Chile, S.A.                      30%
BBDO Publicidad .................................          Chile                         BBDO Chile, S.A.                      60%
Multinet  .......................................          Chile                         BBDO Chile, S.A.                      18%
BBDO/CNUAC Advertising Co. Ltd...................          China                      BBDO Asia Pacific Ltd.                   51%
Garnier/BBDO S.A.................................       Costa Rica                      BBDO Worldwide Inc.                    20%
BBDO Zagreb......................................         Croatia                       BBDO Worldwide Inc.                    60%
Impact/BBDO International Ltd....................         Cyprus                        BBDO Worldwide Inc.                    44%
Impact/BBDO Group Partnership....................         Cyprus                  Impact/BBDO International Ltd.               44%
                                                                             Impact/ BBDO Advertising & Marketing Ltd.          1%
Impact/ BBDO Advertising & Marketing Ltd.........         Cyprus                  Impact/BBDO International Ltd.               44%
Mark/BBDO a.s....................................     Czech Republic                BBDO Worldwide Europe GmbH                 80%
Media Direction a.s..............................     Czech Republic                BBDO Worldwide Europe GmbH                 80%
BBDO Danmark A/S.................................         Denmark                       BBDO Worldwide Inc.                    75%
BBDO A/S.........................................         Denmark                        BBDO Danmark A/S                      75%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BBDO Business Communications A/S.................         Denmark                        BBDO Danmark A/S                      30%
Sepia A/S........................................         Denmark                        BBDO Danmark A/S                      19%
Sleeping Beauty A/S..............................         Denmark                BBDO Business Communications A/S               7%
                                                                                             BBDO A/S                          19%
                                                                                             Sepia A/S                          5%
Networkers A/S...................................         Denmark                       Sleeping Beauty A/S                    22%
Administration ApS...............................         Denmark                BBDO Business Communications A/S               4%
                                                                                             BBDO A/S                           9%
                                                                                             Sepia A/S                          2%
                                                                                      DDB Needham Denmark A/S                   9%
                                                                                  Rapp & Collins/DDB Denmark A/S                6%
                                                                                      TBWA Reklamebureau A/S                   11%
Optima Media Direction ..........................         Denmark                        BBDO Danmark A/S                      53%
                                                                                      DDB Needham Denmark A/S                  20%
The Media Partnership............................         Denmark                     Optima Media Direction                   23%
Impact Advertising Ltd...........................          Egypt                  Impact/BBDO International Ltd.               44%
Apex Publicidad, S.A.............................       El Salvador                        Garnier/BBDO                        15%
BBDO Helsinki OY.................................         Finland                   BBDO Worldwide Europe GmbH                 86%
BBDO Paris S.A...................................         France                    BBDO Worldwide Europe GmbH                 90%
The Media Partnership ...........................         France                          BBDO Paris S.A.                      15%
West End S.A.....................................         France                          BBDO Paris S.A.                      48%
BBDO Marketing Services S.A......................         France                          BBDO Paris S.A.                      46%
Realisation S.A..................................         France                          BBDO Paris S.A.                      90%
Deslegan S.A.....................................         France                          BBDO Paris S.A.                      89%
Reflexions S.A...................................         France                          BBDO Paris S.A.                      90%
BLL Looping......................................         France                          BBDO Paris S.A.                      45%
CLM/BBDO S.A.....................................         France                          BBDO Paris S.A.                      90%
Around Midnight S.A..............................         France                          BBDO Paris S.A.                      90%
BBDO Corporate...................................         France                          BBDO Paris S.A.                      85%
Creapress S.A....................................         France                          BBDO Paris S.A.                      72%
Client First S.A.................................         France                           Deslegan S.A.                       35%
Expertises S.A...................................         France                           Deslegan S.A.                       86%
Realites & Communications S.A....................         France                           Deslegan S.A.                       61%
Saguez & Partners................................         France                           Deslegan S.A.                       36%
Epsilon S.A......................................         France                           West End S.A.                       48%
Appi S.A.........................................         France                           Epsilon S.A.                        48%
Blue Moon........................................         France                   BBDO Marketing Services S.A.                23%
Proximity S.A....................................         France                   BBDO Marketing Services S.A.                30%
Anaconda.........................................         France                          Proximity S.A.                       30%
ATM..............................................         France                          Proximity S.A.                       30%
BBDO Worldwide Europe GmbH.......................         Germany                       BBDO Worldwide Inc.                   100%
BBDO GmbH .......................................         Germany                   BBDO Worldwide Europe GmbH                 89%
BBDO Interactive GmbH............................         Germany                            BBDO GmbH                         71%
KNSK/BBDO Werbeagentur Gmbh......................         Germany                            BBDO GmbH                         89%
NOVUM Marketing- und Vertriebsberatung GmbH......         Germany                            BBDO GmbH                         36%
The Media Partnership GmbH.......................         Germany                            BBDO GmbH                         22%
                                                                             Communication Management GmbH Dusseldorf          25%
Stein Holding GmbH...............................         Germany                            BBDO GmbH                         62%
Boebel, Adam Werbeagentur GmbH...................         Germany                            BBDO GmbH                         84%
Art & Production Advertising Services GmbH.......         Germany                            BBDO GmbH                         89%
Sponsor Partners GmbH............................         Germany                            BBDO GmbH                         53%
Media Direction GmbH.............................         Germany                            BBDO GmbH                         39%
HM1 Ges. f. Direktmarketing und
  Werbelogistik GmbH.............................         Germany                            BBDO GmbH                         58%
BBDO Dusseldorf GmbH.............................         Germany                            BBDO GmbH                         89%
MSBK, Team Dialog-Marketing GmbH.................         Germany                            BBDO GmbH                         40%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
                                                                                       MSBK International AG                   31%
BBDO Dusseldorf GmbH Werbeagentur................         Germany                            BBDO GmbH                         89%
SELL BY TEL Call- & Communication Center GmbH....         Germany                            BBDO GmbH                         69%
BBDO Media Team GmbH.............................         Germany                            BBDO GmbH                         89%
M.I.D Marketinformationsdienst GmbH..............         Germany                            BBDO GmbH                         44%
K & K Kohtes & Klewes Kommunikation GmbH.........         Germany                            BBDO GmbH                         44%
Economia Holding GmbH (Hamburg)..................         Germany                            BBDO GmbH                         44%
Kofner & Partner Werbeagentur GmbH...............         Germany                            BBDO GmbH                         36%
Leonhardt & Kern Werbung GmbH....................         Germany                            BBDO GmbH                         68%
Luders/BBDO Werbeagentur GmbH....................         Germany                            BBDO GmbH                         44%
BBDO Dusseldorf GmbH Advertising.................         Germany                            BBDO GmbH                         89%
G.F.M.O. GmbH....................................         Germany                            BBDO GmbH                         82%
Brand Link GmbH..................................         Germany                            BBDO GmbH                         76%
Redwood Brand Publishing GmbH....................         Germany                            BBDO GmbH                         32%
                                                                               Redwood International Publishing Ltd.           36%
Peter Schmidt, Claus Koch Holding GmbH...........         Germany                            BBDO GmbH                         28%
Art & Production pre-press center GmbH...........         Germany           Art & Production Advertising Services GmbH         89%
G.P.O. GmbH......................................         Germany                          G.F.M.O. GmbH                       82%
G.F.M.S. GmbH....................................         Germany                          G.F.M.O. GmbH                       82%
promediapart/G.F.M.O.............................         Germany                          G.F.M.O. GmbH                       74%
Leonhardt & Kern Alpha GmbH Werbeagentur.........         Germany                  Leonhardt & Kern Werbung GmbH               68%
Leonhardt & Kern Beta GmbH Werbeagentur..........         Germany                  Leonhardt & Kern Werbung GmbH               52%
Leonhardt & Kern Gamma GmbH Werbeagentur.........         Germany                  Leonhardt & Kern Werbung GmbH               62%
Design und Grafikstudio "An der Alster" GmbH.....         Germany                 Economia Holding GmbH (Hamburg)              44%
Manfred Baumann GmbH Hamburg.....................         Germany                 Economia Holding GmbH (Hamburg)              44%
Economia Ges. f. Marketing and Werb. GmbH & Co KG         Germany                 Economia Holding GmbH (Hamburg)              44%
Brodersen, Stampe und Partner Werbeagentur GmbH..         Germany                 Economia Holding GmbH (Hamburg)              44%
DIALOGISTIK Service-Center Direktmarketing GmbH..         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     58%
MD Factory Marketing Datanmanagement GmbH........         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     29%
DCS GmbH.........................................         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     58%
HM1 Heuser, Mayer & Partner Direktmarketing GmbH.         Germany       HM1 Ges. f. Direktmarketing und Werbelogistik GmbH     58%
K & K Kohtes & Klewes PR GmbH....................         Germany            K & K Kohtes & Klewes Kommunikation GmbH          44%
K & K Kohtes & Klewes Kommunikation Dresden GmbH.         Germany            K & K Kohtes & Klewes Kommunikation GmbH          31%
K & K Kohtes & Klewes Kommunikation
   Frankfurt GmbH ...............................         Germany            K & K Kohtes & Klewes Kommunikation GmbH          33%
Viamedia Medienagentur fur Radio & TV GmbH.......         Germany            K & K Kohtes & Klewes Kommunikation GmbH          33%
PURE Information Public Relations GmbH...........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          27%
K & K Kohtes, Klewes & Partner GmbH..............         Germany            K & K Kohtes & Klewes Kommunikation GmbH          27%
K&K Kohtes & Klewes Kommunikation Hamburg GmbH...         Germany            K & K Kohtes & Klewes Kommunikation GmbH          36%
Kohtes & Klewes comm. medical GmbH...............         Germany            K & K Kohtes & Klewes Kommunikation GmbH          38%
Brodeur Kohtes & Klewes Kommunikation GmbH.......         Germany            K & K Kohtes & Klewes Kommunikation GmbH          42%
Michael Vagedes Ges. fur Eventkomm. mbH..........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          18%
K & K Kohtes & Klewes Komm. Berlin GmbH..........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          44%
Deekeling & Fiebig Agent. fur Komm. GmbH.........         Germany            K & K Kohtes & Klewes Kommunikation GmbH          33%
Promotion Dynamics GmbH..........................         Germany                       Stein Holding GmbH                     62%
Stein Promotions GmbH............................         Germany                       Stein Holding GmbH                     62%
Stein Promotions Hamburg GmbH....................         Germany                       Stein Holding GmbH                     53%
MSBK Consulting GmbH.............................         Germany                 MSBK/Team Dialog-Marketing GmbH              22%
P.S. Produktions-Service GmbH....................         Germany                      MSBK International AG                   46%
SMP Werbeservice GmbH............................         Germany                      MSBK International AG                   36%
Knauer/Rump/Partner Werbeagentur GmbH............         Germany                      MSBK International AG                   49%
SELL/DIALOG Werbeagentur GmbH....................         Germany              Knauer/Rump/Partner Werbeagentur GmbH           39%
Claus Koch Corp. Comm............................         Germany             Peter Schmidt, Claus Koch Holding GmbH           28%
Peter Schmidt Stud. GmbH.........................         Germany             Peter Schmidt, Claus Koch Holding GmbH           28%
Final Artwork GmbH...............................         Germany             Peter Schmidt, Claus Koch Holding GmbH           28%
BBDO Advertising S.A.............................         Greece                    BBDO Worldwide Europe GmbH                 80%
                                                                                        BBDO Worldwide Inc.                    10%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Team/Athens S.A..................................         Greece                       BBDO Advertising S.A.                   64%
Arrow II Advertising S.A.........................         Greece                       BBDO Advertising S.A.                   32%
SPO S.A..........................................         Greece                       BBDO Advertising S.A.                   45%
BGM/the Media Corp  S.A.........................          Greece                       BBDO Advertising S.A.                   90%
Cinemax S.A......................................         Greece                       BBDO Advertising S.A.                   90%
BGM/Media Direction Hellas S.A...................         Greece                       BBDO Advertising S.A.                   90%
BBDO Business Communications S.A.................         Greece                       BBDO Advertising S.A.                   90%
IKON S.A./Porter Novelli.........................         Greece                       BBDO Advertising S.A.                   77%
Point Zero S.A...................................         Greece                       BBDO Advertising S.A.                   24%
Grafis S.A.......................................         Greece                       BBDO Advertising S.A.                   90%
Lamda Alpha S.A..................................         Greece                       BBDO Advertising S.A.                   23%
BBDO/Guatemala S.A...............................        Guatemala                         Garnier/BBDO                        30%
Zeus/BBDO........................................        Honduras                          Garnier/BBDO                        23%
BBDO Asia Pacific Ltd............................        Hong Kong                      BBDO Worldwide Inc.                   100%
BBDO Hong Kong Ltd...............................        Hong Kong                    BBDO Asia Pacific Ltd.                  100%
ADCOM BBDO Direct Limited........................        Hong Kong                      BBDO Hong Kong Ltd.                   100%
The Orchard Group Limited........................        Hong Kong                    BBDO Asia Pacific Ltd.                  100%
BBDO Budapest....................................         Hungary                   BBDO Worldwide Europe GmbH                100%
The Media Partnership............................         Hungary                          BBDO Budapest                       25%
Hungarian Promotional Services...................         Hungary                          BBDO Budapest                       55%
Media Direction .................................         Hungary                          BBDO Budapest                      100%
Optima Media Direction...........................         Hungary                          BBDO Budapest                       44%
RK Swamy/BBDO Advertising Ltd....................          India                      BBDO Asia Pacific Ltd.                   20%
The Candover Company.............................         Ireland                       BBDO Worldwide Inc.                    50%
                                                                                      AMV (Investments) Ltd.                   50%
Irish International..............................         Ireland                      The Candover Company                   100%
Gitam/BBDO Ltd...................................         Israel                        BBDO Worldwide Inc.                    49%
Data Pro Ltd.....................................         Israel                          Gitam/BBDO Ltd.                      15%
Y.SAAR Ltd.......................................         Israel                          Gitam/BBDO Ltd.                      15%
Video Dada Ltd...................................         Israel                          Gitam/BBDO Ltd.                      49%
Multi Sdar Ltd...................................         Israel                          Gitam/BBDO Ltd.                      49%
Motiv Plus S.A...................................         Israel                          Gitam/BBDO Ltd.                      49%
Gitam International S.A..........................         Israel                          Motiv Plus S.A.                      22%
BBDO Italy SpA...................................          Italy                        BBDO Worldwide Inc.                   100%
Impact & Echo....................................         Kuwait                   Impact/BBDO Group Partnership               22%
Impact/BBDO SAL..................................         Lebanon                  Impact/BBDO Group Partnership               22%
Impact/BBDO SARL.................................         Lebanon                  Impact/BBDO Group Partnership               44%
Strategies SAL...................................         Lebanon                         Impact/BBDO SAL                      22%
BBDO (Malaysia) Sdn Bhd..........................        Malaysia                     BBDO Asia Pacific Ltd.                  100%
BBDO Mexico, S.A. de C.V.........................         Mexico                        BBDO Worldwide Inc.                    80%
OFI Finance B.V..................................       Netherlands                         Registrant                         66%
                                                                                         BBDO Canada Inc.                      34%
BBDO Nederland B.V...............................       Netherlands                     BBDO Worldwide Inc.                    50%
Keja/Donia B.V...................................       Netherlands                     BBDO Nederland B.V.                    50%
FHV/BBDO  Creative Marketing Agency N.V..........       Netherlands                     BBDO Nederland B.V.                    50%
Bennis Porter Novelli............................       Netherlands                     BBDO Nederland B.V.                    50%
Signum Informationieprojecten B.V................       Netherlands                     BBDO Nederland B.V.                    50%
Bartels/Verdonk Impuls B.V.......................       Netherlands                     BBDO Nederland B.V.                    50%
BBDO Business Communications B.V.................       Netherlands                     BBDO Nederland B.V.                    50%
D.M. Het ReklameTeam B.V.........................       Netherlands                     BBDO Nederland B.V.                    35%
PLP Business Communications......................       Netherlands                        BBDO BC B.V.                        26%
Liberty Films B.V................................       Netherlands           FHV/BBDO Creative Marketing Agency N.V.          50%
Media Direction Netherland B.V...................       Netherlands           FHV/BBDO Creative Marketing Agency N.V.          31%
Adviesbureau Bennis Pauw en Partners BVBA........       Netherlands                    Bennis Porter Novelli                   24%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Diversified Marketing Services Ltd. (N.Z.).......       New Zealand                     Clemenger BBDO Ltd.                    47%
Aim Direct.......................................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         36%
Porter Novelli (Auckland)........................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         23%
Porter Novelli (Wellington)......................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         40%
Total Media......................................       New Zealand         Diversified Marketing Services Ltd. (N.Z.)         19%
Colenso Communications Ltd. .....................       New Zealand                     Clemenger/BBDO Ltd.                    47%
HKM Advertising Ltd. ............................       New Zealand                     Clemenger/BBDO Ltd.                    47%
Agency Management Systems........................       New Zealand                     Clemenger/BBDO Ltd.                    47%
Optimum Media Direction..........................       New Zealand                 Colenso Communications Ltd.                23%
                                                                                       HKM Advertising Ltd.                    23%
BBDO/Nicaragua S.A...............................        Nicaragua                         Garnier/BBDO                        25%
BBDO Oslo A/S....................................         Norway                    BBDO Worldwide Europe GmbH                 56%
Media Direction A/S..............................         Norway                           BBDO Oslo A/S                       56%
Schroder Production A/S..........................         Norway                           BBDO Oslo A/S                       56%
Sepia A/S........................................         Norway                           BBDO Oslo A/S                       25%
BBDO Trade Marketing.............................         Norway                           BBDO Oslo A/S                       37%
Garnier/BBDO Inc. S.A............................         Panama                        BBDO Worldwide Inc.                    50%
BBDO Panama......................................         Panama                      Garnier/BBDO Inc. S.A.                   26%
BBDO Peru S.A....................................          Peru                         BBDO Worldwide Inc.                    51%
PAC/BBDO Worldwide Inc...........................       Philippines                   BBDO Asia Pacific Ltd.                   30%
BBDO Warsaw......................................         Poland                        BBDO Worldwide Inc.                    80%
Spin Communications..............................         Poland                            BBDO Warsaw                        80%
Media Direction..................................         Poland                            BBDO Warsaw                        80%
BBDO Portugal Agencia de Publicidade, Lda........        Portugal                   BBDO Worldwide Europe GmbH                 80%
Media Direction..................................        Portugal           BBDO Portugal Agencia de Publicidade, Lda.         80%
Headline Public Relations & Promotions, Inc......       Puerto Rico                    BBDO Puerto Rico Inc.                   85%
BBDO Puerto Rico Inc.............................       Puerto Rico                     BBDO Worldwide Inc.                    85%
Graffiti/BBDO....................................         Romania                       BBDO Worldwide Inc.                    20%
Carlos Productions...............................         Romania                          Graffiti/BBDO                       13%
BBDO Marketing A/O...............................         Russia                    BBDO Worldwide Europe GmbH                100%
Arabian Central Establishment....................      Saudi Arabia               Impact/BBDO International Ltd.               44%
BBDO Singapore Pte Ltd...........................        Singapore                    BBDO Asia Pacific Ltd.                  100%
Orchard Integrated Pte...........................        Singapore                   The Orchard Group Limited                100%
Mark/BBDO Ltd....................................     Slovak Republic                     Mark/BBDO s.a.                       31%
                                                                                    BBDO Worldwide Europe GmbH                 39%
Berry Bush/BBDO (Proprietary) Limited............      South Africa                 BBDO Worldwide Europe GmbH                 20%
Tiempo/BBDO Madrid S.A...........................          Spain                         BBDO Espana S.A.                      65%
The Media Partnership S.A........................          Spain                         BBDO Espana S.A.                      23%
Contrapunto S.A..................................          Spain                         BBDO Espana S.A.                      67%
Nucleo de Communicacion S.A......................          Spain                         Contrapunto S.A.                      67%
Tiempo/BBDO S.A..................................          Spain                         BBDO Espana S.A.                      77%
BBDO Espana S.A..................................          Spain                        BBDO Worldwide Inc.                    90%
C.P. Communicacion S.A...........................          Spain                         Contrapunto S.A.                      62%
Media Direction Madrid S.A.......................          Spain                      Tiempo/BBDO Madrid S.A.                  65%
DEC S.A.       ..................................          Spain                         Tiempo/BBDO S.A.                      65%
Media Direction S.A..............................          Spain                         Tiempo/BBDO S.A.                      77%
SELLBYTELL AG....................................       Switzerland        SELL BY TEL Call- & Communication Center GmbH       23%
MSBK International AG............................       Switzerland                     BBDO Worldwide Inc.                    61%
MSBK Zurich AG...................................       Switzerland                    MSBK International AG                   24%
Ehrenstrahle International A.B...................         Sweden                    BBDO Worldwide Europe GmbH                 76%
HLR/BBDO Reklambyra A.B..........................         Sweden                    BBDO Worldwide Europe GmbH                100%
Ehrenstrahle & Co. in Stockholm A.B..............         Sweden                  Ehrenstrahle International A.B.              76%
HLR/Broadcast Filmproduction A.B.................         Sweden                     HLR/BBDO Reklambyra A.B.                 100%
Hard & Co. Reklambyra A.B........................         Sweden                     HLR/BBDO Reklambyra A.B.                  52%
Gester & Co. A.B.................................         Sweden                     HLR/BBDO Reklambyra A.B.                  20%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BBDO Taiwan Advertising Company Ltd..............         Taiwan                      BBDO Asia Pacific Ltd.                   55%
Damask/BBDO Limited..............................        Thailand                     BBDO Asia Pacific Ltd.                  100%
Alice BBDO.......................................         Turkey                    BBDO Worldwide Europe GmbH                 30%
MEDIA +..........................................         Turkey                            Alice BBDO                         27%
FOCUS 4..........................................         Turkey                            Alice BBDO                         27%
BBDO Direct Marketing and PR Services............         Turkey                            Alice BBDO                         30%
Impact/BBDO......................................  United Arab Emirates           Impact/BBDO International Ltd.               44%
BBDO CEE (Ltd)...................................     United Kingdom                    BBDO Worldwide Inc.                   100%
Media Direction CEE (Ltd)........................     United Kingdom                    BBDO Worldwide Inc.                   100%
Media Direct Ltd.................................     United Kingdom                    BBDO Worldwide Inc.                   100%
Abbott Mead Vickers Plc..........................     United Kingdom                        Registrant                        100%
Freud Communications.............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Redwood Publishing Ltd...........................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Redwood International Publishing Ltd.............     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Abbott Mead Vickers BBDO Ltd.....................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Drum PHD Ltd.....................................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Barraclough Hall Woolston Gray Ltd...............     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Hammond Communications Ltd.......................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Momentum Integrated Communications Ltd...........     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Clarke Hooper Consulting Ltd.....................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Frew, MacMaster Ltd..............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Craik Jones Watson Mitchell Voelkel Ltd..........     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Anthem Advertising Ltd...........................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
New PHD Ltd......................................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
AMV (Investments) Ltd............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Telecom Express Ltd..............................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Fishburn Hedges Boys Williams Holdings Ltd.......     United Kingdom                 Abbott Mead Vickers Plc.                 100%
McBain, Noel-Johnson & Co Ltd....................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Leagas Delaney Group Ltd.........................     United Kingdom                 Abbott Mead Vickers Plc.                 100%
Aurelia Public Relations Ltd.....................     United Kingdom                   Freud Communications                   100%
Traffic Interactive Ltd..........................     United Kingdom                   Freud Communications                    33%
                                                                                   Clarke Hooper Consulting Ltd.               67%
Brand Asset Management Licnesing Ltd.............     United Kingdom                   Freud Communications                    20%
Prager & Partners Ltd............................     United Kingdom            Barraclough Hall Woolston Gray Ltd.            75%
The O'Connell Partnership Ltd....................     United Kingdom          Momentum Integrated Communications Ltd.         100%
Games Marketing Group Ltd........................     United Kingdom               Clarke Hooper Consulting Ltd.              100%
PHD Compass Ltd..................................     United Kingdom                        New PHD Ltd                        50%
MSc Communications Ltd...........................     United Kingdom                        New PHD Ltd                        50%
Outdoor Connection Ltd...........................     United Kingdom                        New PHD Ltd                        33%
Media Sciene Ltd.................................     United Kingdom                        New PHD Ltd                       100%
Oval (1028) Ltd..................................     United Kingdom                        New PHD Ltd                       100%
Fishburn Hedges Boys Williams Ltd................     United Kingdom        Fishburn Hedges Boys Williams Holdings Ltd.       100%
Complete Print Solutions Ltd.....................     United Kingdom              McBain, Noel-Johnson & Co Ltd.              100%
Electronic Studio TM Ltd.........................     United Kingdom              McBain, Noel-Johnson & Co Ltd.              100%
The Leagas Delaney Partnership Ltd...............     United Kingdom                 Leagas Delaney Group Ltd.                100%
Leagas Delany International Ltd..................     United Kingdom                 Leagas Delaney Group Ltd.                100%
Media Direction Ltd..............................     United Kingdom                 Leagas Delaney Group Ltd.                100%
BBDO Europe Ltd..................................     United Kingdom                 Prism International Ltd.                 100%
BBDO/Venezuela C.A...............................        Venezuela                      BBDO Worldwide Inc.                    50%
DDB Needham Chicago, Inc.........................        Delaware      The DDB Needham Worldwide Communications Group, Inc.   100%
DDB Needham International Inc....................        Delaware                   Omnicom International Inc.                100%
Latin Advertising Venture LLC....................        Delaware              DDB Needham Worldwide Partners, Inc.           100%
DDB Needham Worldwide Partners, Inc..............        New York      The DDB Needham Worldwide Communications Group, Inc.   100%
The DDB Needham Worldwide Communications
   Group, Inc. ..................................        New York                           Registrant                        100%
Griffin Bacal Inc................................        New York                     DDB Needham Chicago, Inc.               100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
DDB Needham Dallas, Inc..........................          Texas       The DDB Needham Worldwide Communications Group, Inc.   100%
Tracy-Locke, Inc.................................          Texas                     DDB Needham Dallas, Inc.                 100%
PGC Advertising, Inc.............................          Texas                            Registrant                        100%
Elgin DDB Inc....................................       Washington   The DDB Needham Worldwide Communications Group, Inc.     100%
The Focus Agency Inc.............................       Washington                          Registrant                        100%
Rainuzzo DDB S.A.................................        Argentina                          DM9 Holding                        40%
DDB Needham Worldwide Pty. Ltd. (Australia) .....        Australia             DDB Needham Worldwide Partners, Inc.           100%
DDB Needham Brisbane Pty. Ltd....................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
Diversified Communications Group Pty. Ltd........        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Sydney Pty. Ltd......................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
Production 32 Pty. Ltd...........................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Melbourne Pty. Ltd...................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Finance Pty. Ltd.....................        Australia          DDB Needham Worldwide Pty. Ltd. (Australia)       100%
Carr Clark Rapp Collins Pty. Ltd.................        Australia          Diversified Communications Group Pty. Ltd.        100%
Salesforce Australia Pty. Ltd....................        Australia          Diversified Communications Group Pty. Ltd.        100%
Heye & Partner Werbeagentur GmbH ................         Austria                       Heye & Partner GmbH                    45%
DDB Needham Heye & Partner GmbH..................         Austria                     DDB Holding Europe SCA                  100%
DDB Needham Worldwide S.A. ......................         Belgium                     DDB Holding Europe SCA                   92%
Marketing Power Rapp & Collins S.A...............         Belgium                   DDB Needham Worldwide S.A.                 60%
Production 32 S.A................................         Belgium                   DDB Needham Worldwide S.A.                 92%
DM9 DDB Publicidad...............................         Brazil                            DM9 Holding                        76%
Ghirrotti & Co...................................         Brazil       The DDB Needham Worldwide Communications Group, Inc.    20%
Olympic DDB Needham Bulgaria.....................        Bulgaria                    Olympic DDB Needham S.A.                  63%
Omnicom Canada Inc...............................         Canada                            Registrant                        100%
Griffin Bacal Volny..............................         Canada                       Griffin Bacal Canada                   100%
Griffin Bacal Canada.............................         Canada                        Griffin Bacal Inc.                    100%
Palmer Jarvis Inc................................         Canada                            Registrant                        100%
Area 51 Interactive Inc..........................         Canada                        Palmer Jarvis Inc.                    100%
Kaizen Media Services Inc........................         Canada               Palmer Jarvis Retail Advertising Ltd.          100%
Focus Strategies & Communications Ltd............         Canada               Palmer Jarvis Retail Advertising Ltd.          100%
The Malahat Group Inc............................         Canada               Palmer Jarvis Retail Advertising Ltd.           50%
First Event Sports and Sponsorship Inc...........         Canada               Palmer Jarvis Retail Advertising Ltd.          100%
Palmer Jarvis & Associates Advertising
   (Manitoba) Ltd. ..............................         Canada               Palmer Jarvis Retail Advertising Ltd.           50%
                                                                       Palmer Jarvis & Associates (Canada) Advertising Corp.   50%
Palmer Jarvis Advertising Saskatchewan Ltd.......         Canada               Palmer Jarvis Retail Advertising Ltd.           50%
Palmer Jarvis Retail Advertising Ltd.............         Canada       Palmer Jarvis & Associates (Canada) Advertising Corp.  100%
Palmer Jarvis & Associates (Canada)
   Advertising Corp. ............................         Canada                 Seabreeze Investments (1983) Ltd.            100%
Seabreeze Investment (1983) Ltd..................         Canada                        Palmer Jarvis Inc.                    100%
DM9 Holding .....................................     Cayman Islands           DDB Needham Worldwide Partners, Inc.           100%
Zegers DDB S.A...................................          Chile                            DM9 Holding                        40%
Beijing DDB Needham Advertising Co. Ltd..........          China                    DDB Needham Worldwide Ltd.                 51%
Guangzhou DDB Advertising Ltd....................          China                DDB Needham (China) Investment Ltd.           100%
DDB Needham Worldwide Colombia Ltda..............        Colombia              DDB Needham Worldwide Partners, Inc.            30%
Adcom DDB Needham S.A............................       Costa Rica             Adcom/DDB Needham Centroamerica, S.A.           36%
Futura DDB Croatia...............................         Croatia                       DDB Needham S.C.E.                     36%
OMD Croatia......................................         Croatia                       Futura DDB Croatia                     18%
                                                                                            BBDO Zagreb                        30%
DDB Needham Prague...............................     Czech Republic                  DDB Holding Europe SCA                   97%
Rapp & Collins DDBN A/S..........................         Denmark                     DDB Needham Denmark A/S                  49%
E-SCAPE Interactive A/S..........................         Denmark                     DDB Needham Denmark A/S                  39%
                                                                                      Rapp & Collins DDBN A/S                   5%
Agitator Reklamebureau...........................         Denmark                     DDB Needham Denmark A/S                  39%
DDB Needham Denmark A/S..........................         Denmark                     DDB Holding Europe SCA                   70%
RCM/DDB..........................................       El Salvador            Adcom/DDB Needham Centroamerica, S.A.           13%
Brand Sellers DDB Needham A.S....................         Estonia                    DDB Worldwide Helsinki Oy                 65%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Datum Optimum Media Tallinn......................         Estonia                Datum Optimum Media Direction Oy              70%
Brand Sellers DDB Needham Oy.....................         Finland                    DDB Worldwide Helsinki Oy                 77%
DDB Worldwide Helsinki Oy........................         Finland                     DDB Holding Europe SCA                   77%
Datum Optimum Media Direction Oy.................         Finland                    DDB Worldwide Helsinki Oy                 41%
                                                                               DDB Needham Worldwide Partners, Inc.            29%
Sarajarvi & Hellen Oy............................         Finland                    DDB Worldwide Helsinki Oy                 41%
Diritto Rapp & Collins Oy........................         Finland                    DDB Worldwide Helsinki Oy                 62%
Tagaro! DDB & Co SA..............................         France                   DDB & Co. Hintzy Heymann S.A.               38%
DDB Interactive..................................         France                   DDB Communication France S.A.               79%
DDB Lille SNC....................................         France                   DDB Communication France S.A.               79%
DDB The Way S.A..................................         France                   DDB Communication France S.A.               63%
DDB Atlantique S.A...............................         France                   DDB Communication France S.A.               79%
La Marque Media SNC..............................         France                   Optimum Media Direction S.A.                89%
Optimum Media SNC................................         France                   Optimum Media Direction S.A.                89%
Optimum Media Direction S.A......................         France                   DDB Communication France S.A.               40%
                                                                                          BBDO Paris S.A.                      45%
Media Direction SNC..............................         France                   Optimum Media Direction S.A.                89%
Productions 32 SNC...............................         France                   DDB Communication France S.A.               52%
                                                                                             SDMS S.A.                         17%
DDB & Co. Hintzy Heyman S.A......................         France                   DDB Communication France S.A.               49%
DDB Europe S.A...................................         France                   DDB Communication France S.A.               79%
Directing/Rapp & Collins SNC.....................         France                   DDB Communication France S.A.               55%
DDB Red SNC......................................         France                   DDB Communication France S.A.               79%
Marketic Conseil S.A.............................         France                   DDB Communication France S.A.               42%
Piment SNC.......................................         France                   DDB Communication France S.A.               49%
SFV-Perre Contact S.A............................         France                             SDMS S.A.                         30%
                                                                                   DDB Communication France S.A.               32%
DDB Communication France S.A.....................         France                      DDB Holding Europe SCA                   79%
DDB Holding Europe SCA...........................         France       The DDB Needham Worldwide Communications Group, Inc.   100%
Louis XIV S.A....................................         France                   DDB Communication France S.A.               40%
OP & A S.A.......................................         France                   DDB Communication France S.A.               40%
Noveau Monde.....................................         France                   DDB Communication France S.A.               54%
SDMS S.A.........................................         France                   DDB Communication France S.A.               65%
Printer SNC......................................         France                   DDB Communication France S.A.               40%
                                                                                             SDMS S.A.                         25%
Interimage Rhone Alpes SNC.......................         France                             SDMS S.A.                         25%
                                                                                    DDB Communication France S.A.              40%
Interimage.......................................         France                             SDMS S.A.                         17%
                                                                                    DDB Communication France S.A.              35%
Groupe 32 SNC....................................         France                   DDB Communication France S.A.               44%
                                                                                             SDMS S.A.                         29%
Rapp & Collins SNC...............................         France                   Directing/Rapp & Collins SNC                28%
                                                                                            Piment SNC                         25%
De La Marque A L'Achat...........................         France                            Piment SNC                         25%
Fideliting.......................................         France                   Directing/Rapp & Collins SNC                28%
DDB CIE SNC......................................         France                   DDB Communication France S.A.               78%
DDB SCA..........................................         France                   DDB Communication France S.A.               79%
Hoffmann, Reiser, Schalt Frankfurt...............         Germany            Communication Management GmbH Dusseldorf          49%
Optimum Sponsoring Dusseldorf....................         Germany                    Optimum Media Dusseldorf                  90%
Optimum Media Dusseldorf.........................         Germany            Communication Management GmbH Dusseldorf          90%
Production 32 Dusseldorf.........................         Germany            Communication Management GmbH Dusseldorf         100%
Jahns Rapp Collins ..............................         Germany            Communication Management GmbH Dusseldorf          51%
                                                                                        Heye & Partner GmbH                    18%
Selby & Co. Hamburg..............................         Germany            Communication Management GmbH Dusseldorf          30%
Screen GmbH......................................         Germany            Communication Management GmbH Dusseldorf         100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
InterScreen Dusseldorf...........................         Germany                           Screen GmbH                        51%
Interscreen Prag (TCH)...........................         Germany                     InterScreen Dusseldorf                   51%
DDB Needham Beteiligungsgesellschaft.............         Germany            Communication Management GmbH Dusseldorf         100%
DDB Needham GmbH Dusseldorf......................         Germany            Communication Management GmbH Dusseldorf         100%
Fritsch Heine Rapp Collins Hamburg...............         Germany            Communication Management GmbH Dusseldorf          87%
Heye & Partner GmbH..............................         Germany                     DDB Holding Europe SCA                   45%
Heye Management Service GmbH.....................         Germany                       Heye & Partner GmbH                    23%
Print Munchen GmbH...............................         Germany                       Heye & Partner GmbH                    45%
Communication Management GmbH Dusseldorf.........         Germany                           Registrant                        100%
Optimum Media Direction Germany GmbH.............         Germany                       Heye & Partner GmbH                    11%
                                                                                             BBDO GmbH                         40%
                                                                                     Optimum Media Dusseldorf                  25%
DDBN (Frankfurt).................................         Germany              DDB Needham Beteiligungsgesellschaft           100%
Rapp Collins Consulting..........................         Germany               Fritsch Heine Rapp Collins Hamburg             87%
Growth Enterprises Ltd...........................        Gibraltar                DDB Needham Worldwide Partners               51%
Olympic DDB Needham S.A..........................         Greece               DDB Needham Worldwide Partners, Inc.            63%
Tempo Optimum Media Hellas S.A...................         Greece                     Olympic DDB Needham S.A.                  45%
                                                                                        TBWA/Producta S.A.                     15%
Rapp Collins Hellas S.A..........................         Greece                     Olympic DDB Needham S.A.                  43%
Hypertech........................................         Greece                     Olympic DDB Needham S.A.                   9%
DDB Needham S.C.E................................         Greece                     Olympic DDB Needham S.A.                  63%
Publinac/DDB Needham Guatemala [C.A.]............        Guatemala             Adcom/DDB Needham Centroamerica, S.A.           11%
Adcom/DDB Needham ...............................        Honduras              Adcom/DDB Needham Centroamerica, S.A.           20%
DDB Needham Worldwide Ltd........................        Hong Kong              DDB Needham (China) Investment Ltd.           100%
DDB Nexus Ltd....................................        Hong Kong                  DDB Needham Worldwide Ltd.                 49%
DDB Needham Asia Pacific Ltd.....................        Hong Kong             DDB Needham Worldwide Partners, Inc.           100%
DDB Needham (China) Investment Ltd...............        Hong Kong                 DDB Needham Asia Pacific Ltd.              100%
DDB Needham Advertising Co. (Budapest)...........         Hungary                 DDB Needham Heye & Partner GmbH              40%
                                                                                      DDB Holding Europe SCA                   48%
Optimum Media Co.................................         Hungary             DDB Needham Advertising Co. (Budapest)           77%
TMP Co...........................................         Hungary             DDB Needham Advertising Co. (Budapest)           22%
Optimum Media Direction..........................         Hungary             DDB Needham Advertising Co. (Budapest)           38%
Lexington  Bt....................................         Hungary             DDB Needham Advertising Co. (Budapest)           44%
                                                                                            Madison Bt.                        44%
Madison Bt.......................................         Hungary             DDB Needham Advertising Co. (Budapest)           88%
MUDRA Communications Ltd.........................          India       The DDB Needham Worldwide Communications Group, Inc.    10%
DDB Communication S.R.L..........................          Italy                      DDB Holding Europe SCA                   90%
Optimum Media Direction S.R.L....................          Italy                     DDB Communication S.R.L.                  36%
                                                                                          BBDO Italy SpA                       40%
Verba DDB S.R.L..................................          Italy                     DDB Communication S.R.L.                  90%
Verba S.R.L......................................          Italy                     DDB Communication S.R.L.                  90%
Grafika S.R.L....................................          Italy                     DDB Communication S.R.L.                  90%
Nadler S.R.L.....................................          Italy                     DDB Communication S.R.L.                  90%
TMP Italy S.R.L..................................          Italy                     DDB Communication S.R.L.                  23%
                                                                                          BBDO Italy SpA                       25%
Rapp Collins S.R.L...............................          Italy                     DDB Communication S.R.L.                  72%
DDB Needham Japan Inc............................          Japan       The DDB Needham Worldwide Communications Group, Inc.   100%
DDB Needham DIK Korea............................          Korea               DDB Needham Worldwide Partners, Inc.            39%
DDB Worldwide Latvia.............................         Latvia                     DDB Worldwide Helsinki Oy                 44%
Brand Sellers DDB Baltic.........................         Latvia                       DDB Worldwide Latvia                    44%
Datum Optimum Media Latvia.......................         Latvia                 Datum Optimum Media Direction Oy              22%
SIA Rapp Collins.................................         Latvia                       DDB Worldwide Latvia                    37%
DDB & Co.........................................         Latvia                       DDB Worldwide Latvia                    30%
Brand Sellers DDB Vilnius........................        Lithuania                   DDB Worldwide Helsinki Oy                 48%
Datum Optimum Media Lithuania....................        Lithuania               Datum Optimum Media Direction Oy              36%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Naga DDB SDN BHD.................................        Malaysia                  DDB Needham Asia Pacific Ltd.               30%
Gibert DDB.......................................         Mexico                   Latin Advertising Venture LLC               60%
Griffin Bacal Meranda S De R. L. De C.V..........         Mexico                        Griffin Bacal Inc.                     57%
Result DDB.......................................       Netherlands                         Registrant                         85%
Medion B.V.......................................       Netherlands                    Rapp and Collins B.V.                   79%
Rapp and Collins B.V.............................       Netherlands                         Result DDB                         79%
Eigen Fabrikaat BV...............................       Netherlands                         Result DDB                         49%
DDB Needham Holding B.V..........................       Netherlands                   DDB Holding Europe SCA                  100%
The Media Partnership............................       Netherlands                         Result DDB                         16%
                                                                               FHV/BBDO Creative Marketing Agency N.V.         10%
DDB Needham New Zealand Ltd......................       New Zealand                 DDB Needham Worldwide Ltd.                 60%
DDB Needham Worldwide Ltd........................       New Zealand       DDB Needham Worldwide Pty. Ltd. (Australia          100%
Beyond DDB Ltd...................................       New Zealand                DDB Needham New Zealand Ltd.                60%
Sales Success New Zealand Ltd....................       New Zealand                       Beyond DDB Ltd.                      45%
Rapp Collins Worldwide Ltd.......................       New Zealand                       Beyond DDB Ltd.                      60%
DDB  Norway A/S..................................         Norway                      DDB Holding Europe SCA                  100%
New Deal DDB A/S.................................         Norway                          DDB Norway A/S                       98%
                                                                                     DDB Needham Holding B.V.                  2%
Optimum Media A/S................................         Norway                         New Deal DDB A/S                      90%
Big Deal Film A/S................................         Norway                         New Deal DDB A/S                     100%
Real Deal DDB A/S................................         Norway                         New Deal DDB A/S                      50%
Business Deal DDB A/S............................         Norway                         New Deal DDB A/S                      51%
Macaroni A/S.....................................         Norway                         New Deal DDB A/S                      50%
Pro Deal A/S.....................................         Norway                          New Deal DDBA/S                     100%
New Insight A/S..................................         Norway                          New Deal DDBA/S                     100%
Retail Deal......................................         Norway                          New Deal DDBA/S                      35%
Adcom/DDB Needham Centroamerica, S.A.............         Panama               DDB Needham Worldwide Partners, Inc.            50%
Adcom/DDB Needham Panama S.A.....................         Panama               Adcom/DDB Needham Centroamerica, S.A.            3%
AMA DDB Needham Worldwide Inc....................       Philippines                DDB Needham Asia Pacific Ltd.               51%
Nowa Agencja Sp. ZO.O............................         Poland               DDB Needham Worldwide Partners, Inc.            49%
Optimum Media Sp. ZO.O...........................         Poland                       Nowa Agencja Sp. ZO.O                   34%
Polskie Media....................................         Poland                      Optimum Media Sp. ZO.O.                  34%
Twin.............................................         Poland                       Nowa Agencja Sp. ZO.O                   49%
Tempo Media Agencia de Meos, Publicidade S.A.....        Portugal                Guerriero DDB Publicidade, Ltda.              28%
                                                                              BBDO Portugal Agencia de Publicidad, Lda         32%
The Media Partnership Ltda.......................        Portugal                Guerriero DDB Publicidade, Ltda.              18%
                                                                             BBDO Portugal Agencia de Publicidad, Lda          20%
Guerriero DDB Publicidade, Ltda..................        Portugal                     DDB Holding Europe SCA                   70%
Olympic DDB Romania SRL..........................         Romania                       DDB Needham S.C.E.                     63%
DDB Needham Worldwide GAF Pte. Ltd...............        Singapore                 DDB Needham Asia Pacific Ltd.               83%
DDB Needham Worldwide Bratislava.................     Slovak Republic          DDB Needham Worldwide Partners, Inc.            80%
Tandem DDB, S.A..................................          Spain       The DDB Needham Worldwide Communications Group, Inc.     7%
                                                                                            Registrant                         89%
Tandem Campmany Guasch DDB, S.A..................          Spain                            Registrant                          2%
                                                                                         Tandem DDB, S.A.                      94%
Optimum Media S.A................................          Spain                 Tandem Campmany Guasch DDB, S.A.              94%
Instrumens/Rapp & Collins S.A....................          Spain                         Tandem DDB, S.A.                      96%
Screen SA (Barcelona)............................          Spain                            Screen GmbH                       100%
A Toda Copia S.A.................................          Spain                         Tandem DDB, S.A.                      96%
The Media Partnership S.A........................          Spain                         Tandem DDB, S.A.                      24%
Bomberos A.B.....................................         Sweden                        Paradiset DDB A.B.                     39%
Mercator Trade Marketing A.B.....................         Sweden                        Paradiset DDB A.B.                     39%
Paradiset DDB A.B................................         Sweden                     DDB Worldwide Sweden A.B.                 76%
DDB Worldwide Sweden A.B.........................         Sweden               DDB Needham Worldwide Partners, Inc.           100%
Seiler DDB AG....................................       Switzerland                   DDB Needham Holding AG                   30%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
DDB Needham Holding AG...........................       Switzerland                   DDB Holding Europe SCA                  100%
DDB Needham Worldwide Ltd........................         Taiwan                   DDB Needham Asia Pacific Ltd.               90%
Spaulding & Hawi DDB Advertising Co., Ltd........        Thailand      The DDB Needham Worldwide Communications Group, Inc.   100%
Medina/Turgul DDB................................         Turkey                      DDB Holding Europe SCA                   30%
Slogan DDB.......................................         Uruguay               DDB Needham Worldwide Partners Inc.            40%
BMP DDB Ltd......................................     United Kingdom                      Omnicom UK Ltd.                     100%
Optimum Media Direction Ltd......................     United Kingdom                      Omnicom UK Ltd.                     100%
Outdoor Connection Ltd...........................     United Kingdom                       BMP DDB Ltd.                        33%
Solutions in Media Ltd...........................     United Kingdom                      Omnicom UK Ltd.                     100%
Griffin Bacal Limited............................     United Kingdom                 Prism International Ltd.                 100%
Target DDB Publicidad C.A........................        Venezuela             DDB Needham Worldwide Partners, Inc.            49%
Baxter, Gurian & Mazzei, Inc.....................       California             Health & Medical Communications, Inc.          100%
Harrison Wilson & Associates, Inc................       California                          Registrant                        100%
Alcone Marketing Group, Inc......................       California                          Registrant                        100%
Upstart Communications, Inc......................       California                    Fleishman-Hillard Inc.                  100%
Integer Group, L.L.C.............................        Colorado                      C-D Acquisitions Inc.                  100%
ACCEL Healthcare L.L.C...........................        Delaware                           Registrant                         60%
Copithorne & Bellows Public Relations Inc........        Delaware                           Registrant                        100%
C&B/Interactive Public Relations ................        Delaware        Copithorne & Bellows Public Relations, Inc.          100%
Team South.......................................        Delaware              Rapp Collins Worldwide Holdings Inc.           100%
Quantum Plus Corp................................        Delaware              Rapp Collins Worldwide Holdings Inc.           100%
Clark & Weinstock Inc............................        Delaware                           Registrant                        100%
Ketchum New York Advertising Holdings, Inc.......        Delaware              Ketchum Communications Holdings, Inc.          100%
Ketchum Inc......................................        Delaware                           Registrant                        100%
Susan A. Thomas Inc..............................        Delaware                          Ketchum Inc.                       100%
Ketchum International, Inc.......................        Delaware                           Registrant                        100%
Creative Media L.L.C.............................        Delaware                        DAS Holdings Inc.                     99%
                                                                             Goodby, Silverstein & Partners Holding Inc.        1%
Doremus & Company................................        Delaware                       BBDO Worldwide Inc.                   100%
Doremus Printing Corp............................        Delaware                        Doremus & Company                    100%
Porter Novelli Inc...............................        Delaware                        Doremus & Company                    100%
DAS Holdings Inc.................................        Delaware                           Registrant                        100%
Interbrand Holdings Inc..........................        Delaware                       Omnicom UK Limited                    100%
Rapp Collins Worldwide Inc. (DE).................        Delaware              Rapp Collins Worldwide Holdings Inc.           100%
Optima Direct Inc................................        Delaware                           Registrant                        100%
Merkley Newman Harty, Inc........................        Delaware                           Registrant                        100%
NN Agency Inc....................................        Delaware                           Registrant                        100%
Focus Agency Limited Partnership.................        Delaware                         NN Agency Inc.                       99%
                                                                                       C-D Acquisitions Inc.                    1%
Gavin Anderson & Company Worldwide Inc...........        Delaware                           Registrant                        100%
Bernard Hodes Advertising Inc....................        Delaware                           Registrant                        100%
Kragie Newell Advertising Inc....................        Delaware                      Integer Group, L.L.C.                  100%
Lauren Graphics, Inc.............................        Delaware                           Registrant                        100%
Rapp Collins Worldwide Limited Partnership.......        Delaware              Rapp Collins Worldwide Holdings Inc.            99%
                                                                                   Rapp Collins Worldwide GP Inc.               1%
Rapp Collins Worldwide GP Inc....................        Delaware                           Registrant                        100%
Rapp Collins Worldwide Holdings Inc..............        Delaware                           Registrant                        100%
Interbrand Zintzmeyer & Lux Inc..................        Delaware                    Interbrand Holdings Inc.                 100%
Millsport L.L.C..................................        Delaware                        DAS Holdings Inc.                     25%
Worldwide Marketing Resources Inc................        Delaware                           Registrant                        100%
Ketchum Directory Advertising Inc................        Delaware                           Registrant                        100%
Fleishman-Hillard Inc............................        Delaware                           Registrant                        100%
TLP East L.L.C...................................        Delaware                            TLP, Inc.                         75%
Sheppard Associates Inc..........................        Delaware                           Registrant                        100%
Tic Toc, The Imagination Company L.L.C...........        Delaware                           Registrant                         75%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Duffy Wall & Associates, Inc.....................  District of Columbia               Fleishman-Hillard Inc.                  100%
Martec C I Group, Inc............................         Florida               Diversified Agency Services Holding            51%
Crescent Communications Inc......................         Georgia                          Ketchum Inc.                       100%
Frank J. Corbett, Inc............................        Illinois               Health & Medical Communications, Inc.         100%
HRC Illinois Inc.................................        Illinois              Rapp Collins Worldwide Holdings Inc.           100%
The Russ Reid Company, Inc.......................        Illinois                        DAS Holdings Inc.                     47%
Brodeur & Partners Inc...........................      Massachusetts                        Registrant                        100%
Meridian Technology Marketing Inc................      Massachusetts                        Registrant                        100%
Fleishman-Hillard Missouri Poll, Inc.............        Missouri                     Fleishman-Hillard Inc.                  100%
Harrison Wilson & Associates, Inc................       New Jersey                          Registrant                        100%
Gerstman + Meyers Inc............................        New York                     Interbrand Corporation                  100%
RC Communications, Inc...........................        New York                           Registrant                         99%
Health & Medical Communications, Inc.............        New York                       BBDO Worldwide Inc.                   100%
Gavin Anderson & Company Inc.....................        New York             Gavin Anderson & Company Worldwide Inc.         100%
Lyons/Lavey/Nickel/Swift, Inc....................        New York              Health & Medical Communications, Inc.          100%
Interbrand Corporation...........................        New York                           Registrant                        100%
Health Science Communications Inc................        New York                           Registrant                        100%
Kallir, Philips, Ross, Inc.......................        New York                           Registrant                        100%
Shain Colavito Pensabene Direct, Inc.............        New York                           Registrant                        100%
Harrison & Star, Inc.............................        New York                           Registrant                        100%
Rapp & Collins USA Inc...........................        New York                           Registrant                        100%
Della Femina/Jeary and Partners..................        New York           Ketchum New York Advertising Holdings, Inc.        49%
Gavin Anderson & Company (Japan), Inc............        New York                           Registrant                        100%
Stern Advertising, Inc...........................          Ohio                             Registrant                        100%
Ketchum Communications, Inc......................      Pennsylvania            Ketchum Communications Holdings, Inc.          100%
Ketchum Communications Holdings, Inc.............      Pennsylvania                         Registrant                        100%
GMR Group Inc....................................      Pennsylvania                         Registrant                         60%
Case Dunlap......................................          Texas                            Registrant                        100%
TLP, Inc.........................................          Texas                            Registrant                        100%
Gary M. Reynolds and Associates, Inc.............        Wisconsin                          Registrant                        100%
Avalos & Bourse, S.A.............................        Argentina              Diversified Agency Services Holding            30%
Rapp Collins Argentina...........................        Argentina              Diversified Agency Services Holding            51%
Alcone Marketing Group Asia Pacific..............        Australia                 Alcone Marketing Group, Inc.               100%
Gavin Anderson & Company Pty Ltd.................        Australia            Gavin Anderson & Company Worldwide Inc.         100%
Canberra Liaison.................................        Australia               Gavin Anderson & Company Pty Ltd.             70%
PPD Sales Services GmbH..........................         Austria                     PPD Sales Services GmbH                 100%
GPC Market Access Europe S.A.....................         Belgium                  GPC Market Access Group Ltd.                42%
                                                                                        GPC Tennoc Limited                     58%
CPM Belgium S.A..................................         Belgium                     Promotess Holdings S.A.                 100%
Fleishman-Hillard Brussels.......................         Belgium                     Fleishman-Hillard Inc.                  100%
Kallir, Phillips, Ross S.P.R.L...................         Belgium               The Promotions Partnership Limited            100%
Promotess Holdings S.A...........................         Belgium                Diversified Agency Services Ltd.             100%
Data Company Acquisition Inc.....................         Brazil                         DAS Holdings Inc.                     80%
DM Company S.A. de C.V...........................         Brazil                   Data Company Acquisition Inc.               80%
Rapp Collins Brazil..............................         Brazil                            Registrant                         70%
Langdon Starr Inc................................         Canada                        Omnicom Canada Inc.                    20%
Fleishman-Hillard Canada, Inc....................         Canada                      Fleishman-Hillard Inc.                  100%
GPC International Holdings Inc...................         Canada                            Registrant                        100%
GPC Canada Inc...................................         Canada                  GPC International Holdings Inc.             100%
Specialized Communications Inc...................         Canada                  GPC International Holdings Inc.             100%
Intercon Consultants Ltd.........................         Canada                          GPC Canada Inc.                     100%
Ontario Inc......................................         Canada                          GPC Canada Inc.                     100%
Storgaard & Associates Inc.......................         Canada                          GPC Canada Inc.                     100%
Storgaard & Associates Design Group Inc..........         Canada                          GPC Canada Inc.                     100%
D.R. Harley Consultants Limited..................         Canada                          GPC Canada Inc.                     100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Factor Research Group Inc........................         Canada                  D.R. Harley Consultants Limited             100%
Neo Communications Inc...........................         Canada                          GPC Canada Inc.                     100%
Michele Bazin Inc................................         Canada                          GPC Canada Inc.                     100%
Canada Inc.......................................         Canada                          GPC Canada Inc.                     100%
Concordia Communication et. Affaires
   Publiques Inc ................................         Canada                          GPC Canada Inc.                      50%
                                                                                            Canada Inc.                        25%
                                                                                        Michele Bazin Inc.                     25%
Diversified Agency Services Holding..............     Cayman Islands                        Registrant                        100%
Sales Rapp Collins Chile.........................          Chile                            Registrant                         30%
Pathways Marketing Consultants (Shanghai) Co. Ltd.         China                      Sinowin Industrial Ltd.                  51%
Fleishman-Hillard Link, Ltd......................          China               Fleishman-Hillard Missouri Poll, Inc.           65%
Sinowin Industrial Ltd...........................          China                            Registrant                         51%
PPD Marketing Services Spol.sr.o.................     Czech Republic             PPD Sales Services GmbH & Co. KG              51%
                                                                                PPD Marketing Services GmbH & Co. KG           49%
Mapi Research Institute SarL.....................         France                 Diversified Agency Services Ltd.              50%
Institute Opinion Patient S A....................         France                       Adelphi Group Limited                   50%
Pro Valorem......................................         France              Gavin Anderson & Company (France) S.A.          100%
Ketchum Advertising France.......................         France                    Ketchum International, Inc.                62%
KPRW Paris.......................................         France                    Ketchum International, Inc.                79%
Fleishman-Hillard France.........................         France                      Fleishman-Hillard Inc.                   99%
Arsenal S.A......................................         France                          Omnicom UK Ltd.                      60%
CPM France S.A...................................         France                          DAS France Ltd.                      50%
                                                                                          Groupe IPC S.A.                      50%
Services Groupe IPC..............................         France                          CPM France S.A.                      10%
                                                                                         GBW Conseil S.A.                      10%
                                                                                        Prise Directe SARL                     10%
                                                                                     Resultats Groupe IPC SARL                 10%
                                                                                          Groupe IPC S.A.                      10%
Groupe IPC S.A...................................         France                          DAS France Ltd.                     100%
Prise Direct SARL................................         France                          Groupe IPC S.A.                      50%
                                                                                          DAS France Ltd.                      50%
GBW Conseil S.A..................................         France                          Groupe IPC S.A.                      74%
                                                                                          DAS France Ltd.                      26%
Resultats Groupe IPC SARL........................         France                          Groupe IPC S.A.                      50%
                                                                                          DAS France Ltd.                      50%
Parmenide Porter Novelli S.A.....................         France                          DAS France Ltd.                      70%
Analyse Informatique des Donnees S.A.............         France                          DAS France Ltd.                      60%
Bernard Hodes Advertising S.A....................         France                          DAS France Ltd.                      40%
                                                                                        BDDP Corporate S.A.                    38%
Gavin Anderson & Company Worldwide GmbH..........         Germany                   BBDO Worldwide Europe GmbH                 92%
TARGIS Agentur fur Kommunikation GmbH............         Germany                Diversified Agency Services Ltd.              85%
Fleishman-Hillard Germany GmbH...................         Germany                     Fleishman-Hillard Inc.                   70%
Ketchum Public Relations GmbH....................         Germany                   Ketchum International, Inc.               100%
Advantage GmbH...................................         Germany                        Doremus & Company                     35%
Interbrand Zintzmeyer & Lux GmbH.................         Germany                Interbrand Zintermeyer & Lux A.G.            100%
Diversified Agency Services GmbH.................         Germany                           Registrant                         98%
                                                                                  Diversified Agency Services Ltd.              2%
CPM International GmbH...........................         Germany                Diversified Agency Services GmbH              98%
                                                                                      CPM United Kingdom Ltd.                   2%
PPD Management GmbH..............................         Germany                Diversified Agency Services GmbH             100%
PPD Sales Services GmbH & Co. KG.................         Germany                     CPM International GmbH                   96%
                                                                                        PPD Management GmbH                     4%
PPD Marketing Services GmbH & Co. KG.............         Germany                     CPM International GmbH                   96%
                                                                                        PPD Management GmbH                     4%
CCS Handelsservice GmbH..........................         Germany                PPD Sales Services GmbH & Co. KG              40%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Plus Promotion Verkaufsforderungs mbh............         Germany              PPD Marketing Services GmbH & Co. KG            20%
Gavin Anderson & Company (H.K.) Ltd..............        Hong Kong            Gavin Anderson & Company Worldwide Inc.         100%
Doremus Hong Kong Ltd............................        Hong Kong                       Doremus & Company                    100%
Ketchum NEWSCAN Public Relations Ltd.............        Hong Kong                  Ketchum International, Inc.                30%
Fleishman-Hillard Hong Kong, Ltd.................        Hong Kong                    Fleishman-Hillard Inc.                  100%
Diversified Agency Services Ltd..................        Hong Kong                          Registrant                        100%
Rapp Collins Worldwide (Hong Kong) Ltd...........        Hong Kong               Diversified Agency Services Ltd.             100%
Bernard Hodes Advertising (Hong Kong) Ltd........        Hong Kong               Diversified Agency Services Ltd.             100%
Bentley Communications Ltd.......................        Hong Kong                 DDB Needham Asia Pacific Ltd.               28%
                                                         Hong Kong               Diversified Agency Services Ltd.              30%
BPR Advertising Co., Ltd.........................        Hong Kong                 DDB Needham Asia Pacific Ltd.               28%
                                                                                 Diversified Agency Services Ltd.              30%
BPR Staff Options Co. Ltd........................        Hong Kong                 DDB Needham Asia Pacific Ltd.               33%
                                                                                 Diversified Agency Services Ltd.              35%
BC Staff Options Co. Ltd.........................        Hong Kong                 DDB Needham Asia Pacific Ltd.               33%
                                                                                  Diversified Agency Services Ltd.             35%
PPD Marketing Services Szolgaltato kft...........         Hungary                PPD Sales Services GmbH & Co. KG              50%
                                                                               PPD Marketing Services GmbH & Co. KG            50%
Counter Products Marketing (Ireland) Ltd.........         Ireland                     CPM United Kingdom Ltd.                  90%
Fleishman-Hillard Saunders Limited...............         Ireland                     Fleishman-Hillard Inc.                   41%
Westland Ltd.....................................         Ireland               Fleishman-Hillard Saunders Limited             41%
Interbrand Italia Srl............................          Italy                          Omnicom UK Ltd.                      43%
Inventa Srl......................................          Italy                       Interbrand Italia Srl                   26%
                                                                                          Omnicom UK Ltd.                      17%
CPM Italia Srl...................................          Italy                       Interbrand Italia Srl                   43%
Ketchum Public Relations SRL.....................          Italy                    Ketchum International, Inc.                41%
Fleishman-Hillard Italia SpA.....................          Italy                      Fleishman-Hillard Inc.                   90%
Image Time SrL...................................          Italy                          Omnicom UK Ltd.                      30%
PRAP Japan Inc...................................          Japan                    Ketchum International, Inc.                15%
Fleishman-Hillard Japan K.K......................          Japan                      Fleishman-Hillard Inc.                   90%
Kabushiki Kaisha Interbrand Japan................          Japan                       Interbrand Group Ltd.                   74%
                                                                                 Diversified Agency Services B.V.              26%
Rapp Collins K.K.................................          Japan                         DAS Holdings Inc.                     80%
Targis K.K.......................................          Japan                            Registrant                         67%
Interbrand Korea Inc.............................          Korea                       Interbrand Group Ltd.                  100%
Fleishman-Hillard Mexico, S.A. de C.V............         Mexico                      Fleishman-Hillard Inc.                  100%
Ketchum Mexico S.A. de C.B.......................         Mexico                    Ketchum International, Inc.               100%
Diversified Agency Services Mexico S.A. de C.V...         Mexico                            Registrant                        100%
Interbrand Mexico, S.A. de C.V...................         Mexico          Diversified Agency Services Mexico S.A. de C.V.     100%
Rapp Collins Mexico..............................         Mexico               Rapp Collins Worldwide Holdings Inc.           100%
Martec S.A. DE C.V...............................         Mexico                Diversified Agency Services Holding            51%
CPM Nederland Field Marketing B.V................       Netherlands                       Omnicom UK Ltd.                     100%
Diversified Agency Services B.V..................       Netherlands                    Interbrand Group Ltd.                  100%
Schoep & van der Toorn B.V.......................       Netherlands              Diversified Agency Services B.V.              65%
PPD Marketing Services Sp.z.o.o..................         Poland                 PPD Sales Services GmbH & Co. KG              51%
                                                                               PPD Marketing Services GmbH & Co. KG            49%
Gavin Anderson & Company (Singapore) Pte. Ltd....        Singapore            Gavin Anderson & Company Worldwide Inc.          60%
Interbrand Pte. Ltd..............................        Singapore                          Registrant                        100%
Fleishman-Hillard Hickson Pte Ltd................        Singapore                    Fleishman-Hillard Inc.                   80%
PPD Marketing Services Spol.sr.o.................     Slovak Republic            PPD Sales Services GmbH & Co. KG              51%
                                                                               PPD Marketing Services GmbH & Co. KG            49%
Comunicacion Empresarial SL......................          Spain                 Diversified Agency Services Ltd.              25%
CPM Targis S.A...................................          Spain                        Adding Omnicom S.L.                    20%
                                                                                       Marketing Aplicado SA                   29%
SEIS Madrid......................................          Spain                    Ketchum International, Inc.                30%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Adding Omnicom S.L...............................          Spain                 Diversified Agency Services Ltd.              51%
Marketing Aplicado SA............................          Spain                          Omnicom UK Ltd.                      49%
Interbrand Zintermeyer & Lux A.G.................       Switzerland                       Omnicom UK Ltd.                     100%
Adelphi Group Limited............................     United Kingdom             Diversified Agency Services Ltd.             100%
Adelphi Communications Limited...................     United Kingdom                   Adelphi Group Limited                  100%
Adelphi Group Products Limited...................     United Kingdom                   Adelphi Group Limited                  100%
Adelphi International Research Limited...........     United Kingdom                   Adelphi Group Limited                  100%
Countrywide Communications (London) Ltd..........     United Kingdom              Countrywide Porter Novelli Ltd.             100%
Countrywide Communications (Scotland) Ltd........     United Kingdom              Countrywide Porter Novelli Ltd.              75%
Affinity Consulting Ltd..........................     United Kingdom              Countrywide Porter Novelli Ltd.             100%
CPM Mobile Marketing Ltd.........................     United Kingdom                  CPM United Kingdom Ltd.                 100%
CPM Field Marketing Ltd..........................     United Kingdom                      Omnicom UK Ltd.                     100%
CPM International Group Ltd......................     United Kingdom                    Prism International                   100%
Visitation Field Marketing Limited...............     United Kingdom               CPM International Group Ltd.               100%
Field Marketing Solutions Limited................     United Kingdom             Diversified Agency Services Ltd.             100%
Health Science TARGIS Limited....................     United Kingdom             Diversified Agency Services Ltd.             100%
Countrywide Porter Novelli Ltd...................     United Kingdom             Diversified Agency Services Ltd.             100%
DAS Financial Services Ltd.......................     United Kingdom             Diversified Agency Services Ltd.              75%
                                                                                         BBDO Canada Inc.                      25%
Medi Cine International plc......................     United Kingdom             Diversified Agency Services Ltd.             100%
WWAV Rapp Collins Group Ltd......................     United Kingdom             Diversified Agency Services Ltd.             100%
Gavin Anderson (UK) Ltd..........................     United Kingdom             Diversified Agency Services Ltd.             100%
Rapp Collins Europe Ltd..........................     United Kingdom             Diversified Agency Services Ltd.             100%
GPC Group Limited................................     United Kingdom             Diversified Agency Services Ltd.              85%
                                                                                  GPC International Holdings Inc.              15%
Doremus & Company Ltd............................     United Kingdom             Diversified Agency Services Ltd.             100%
Prism International Ltd..........................     United Kingdom                    Option One Limited                    100%
Claydon Heeley International Ltd.................     United Kingdom             Diversified Agency Services Ltd.             100%
Omnicom UK Ltd...................................     United Kingdom             Diversified Agency Services Ltd.             100%
Copithorne & Bellows Public Relations Ltd........     United Kingdom               DAS Property Development Ltd.              100%
Government Policy Consultants Ltd................     United Kingdom                     GPC Group Limited                    100%
GPC Scotland Limited.............................     United Kingdom           Government Policy Consultants Limited          100%
GPC Market Access Europe S.A.....................     United Kingdom                     GPC Group Limited                     36%
                                                                                        GPC Tennoc Limited                     49%
GPC Tennoc Limited...............................     United Kingdom                     GPC Group Limited                     85%
Interbrand UK Ltd................................     United Kingdom                   Interbrand Group Ltd.                  100%
Ketchum Group Limited............................     United Kingdom                      Omnicom UK Ltd.                     100%
Ketchum Life Limited.............................     United Kingdom                   Ketchum Group Limited                  100%
Perception Design Ltd............................     United Kingdom                   Ketchum Group Limited                   51%
                                                                                          Omnicom UK Ltd.                      49%
Ketchum Limited..................................     United Kingdom                   Ketchum Group Limited                   85%
                                                                                          Omnicom UK Ltd.                      15%
Ketchum Sponsorship Limited......................     United Kingdom                   Ketchum Group Limited                   85%
                                                                                          Omnicom UK Ltd.                      15%
Markforce Associates Ltd.........................     United Kingdom                   Interbrand Group Ltd.                  100%
Interbrand Newell and Sorrell Ltd................     United Kingdom                   Interbrand Group Ltd.                  100%
Newell & Sorell Inc..............................     United Kingdom            Interbrand Newell and Sorrell Ltd.            100%
Jones Mason Barton Antenen Limited...............     United Kingdom             Diversified Agency Services Ltd.              50%
                                                      United Kingdom                      BMP DDB Limited                      50%
CPM United Kingdom Limited.......................     United Kingdom                      Omnicom UK Ltd.                     100%
Specialist Publications (UK) Ltd.................     United Kingdom                      Omnicom UK Ltd.                     100%
Premier Magazines Ltd............................     United Kingdom                      Omnicom UK Ltd.                     100%
Paling Walters Targis Ltd........................     United Kingdom                      Omnicom UK Ltd.                     100%
Alcone Marketing Group Ltd.......................     United Kingdom                      Omnicom UK Ltd.                     100%
DAS France Ltd...................................     United Kingdom                      Omnicom UK Ltd.                     100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
DAS Property Development Ltd.....................     United Kingdom                      Omnicom UK Ltd.                     100%
Smythe Dorward Lambert Ltd.......................     United Kingdom                      Omnicom UK Ltd.                     100%
Brodeur A Plus Group Ltd.........................     United Kingdom             Diversified Agency Services Ltd.              82%
                                                                                          Omnicom UK Ltd.                      18%
Porter Novelli Ltd...............................     United Kingdom                      Omnicom UK Ltd.                     100%
Bernard Hodes Advertising Limited................     United Kingdom                 Prism International Ltd.                 100%
Macmillan Davies Hodes Consultants Ltd...........     United Kingdom                 Prism International Ltd.                 100%
Diversified Agency Services Ltd..................     United Kingdom                 DAS International Limited                100%
The Computing Group Ltd..........................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
Data Warehouse Ltd...............................     United Kingdom               WWAV Rapp Collins Group Ltd.                75%
WWAV Rapp Collins Ltd............................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins Media Ltd......................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins North Ltd......................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
HLB Ltd..........................................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins West Limited...................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
WWAV Rapp Collins Scotland Ltd...................     United Kingdom               WWAV Rapp Collins Group Ltd.               100%
DAS International Limited........................     United Kingdom                        Registrant                        100%
Fleishman-Hillard U.K. Ltd.......................     United Kingdom                 DAS International Limited                100%
Fleishman-Hillard Europe Ltd.....................     United Kingdom                Fleishman-Hillard U.K. Ltd.                90%
TBWA Worldwide Inc...............................        New York                           Registrant                        100%
TBWA Chiat/Day Inc...............................        Delaware                           Registrant                        100%
Ketchum Advertising Inc..........................        Delaware                           Registrant                        100%
Advertising US Holdings Inc......................        Delaware                           Registrant                        100%
Gold Greenlees Trott US Holdings Inc.............        Delaware                  Advertising US Holdings Inc.               100%
GGT USA / South Inc..............................        Delaware              Gold Greenlees Trott US Holdings Inc.          100%
G&S Associates Inc...............................          Texas               Gold Greenlees Trott US Holdings Inc.          100%
Martin-Williams Inc..............................        Minnesota             Gold Greenlees Trott US Holdings Inc.          100%
Savaglio TBWA y Associados S.A...................        Argentina                          Registrant                         30%
TBWA Holdings Australasia Pty Ltd................        Australia                          Registrant                        100%
Whybin TBWA & Partners Pty. Ltd..................        Australia               TBWA Holdings Australasia Pty Ltd             60%
Whybin Lawrence TBWA.............................        Australia               TBWA Holdings Australasia Pty Ltd             51%
TBWA/TELL Werbeagentur G.m.b.H...................         Austria                           Registrant                         70%
TBWA/GV Group S.A................................         Belgium                     TBWA International B.V.                  75%
TBWA S.A. (Brussels).............................         Belgium                       TBWA/GV Group S.A.                     75%
GV Company S.A...................................         Belgium                       TBWA/GV Group S.A.                     75%
Motu Nui S.A.....................................         Belgium                       TBWA/GV Group S.A.                     75%
Media KnowHow S.A................................         Belgium                       TBWA/GV Group S.A.                     75%
4ReAL S.A........................................         Belgium                       TBWA/GV Group S.A.                     60%
Marketing & Entertainment S.A....................         Belgium                       TBWA/GV Group S.A.                     75%
Concept+.........................................         Belgium                      TBWA S.A. (Brussels)                    59%
TBWA Propaganda Limitada.........................         Brazil                            Registrant                         70%
TBWA Sofia o.o.d.................................        Bulgaria                           Registrant                         55%
Stringer Veroni Ketchum..........................         Canada                        Omnicom Canada Inc.                    67%
                                                                                    Ketchum International, Inc.                33%
Frederick & Valenzula TBWA Disenadores
  Asociados S.A. ................................          Chile                            Registrant                         30%
Shanghai TBWA Lee Davis Advertising Ltd..........          China                  TBWA Lee Davis Advertising Ltd.              34%
TBWA Publicidad .................................       Costa Rica                          Registrant                         25%
TBWA Zagreb d.o.o................................         Croatia                           Registrant                         90%
Grade/TBWA s.r.o.................................     Czech Republic                        Registrant                         30%
Hager Praha s.r.o................................     Czech Republic                        Registrant                         60%
MAX TBWA s.r.o...................................     Czech Republic                        Registrant                         51%
TBWA Reklamebureau A/S...........................         Denmark                           Registrant                         85%
Eliasson & Jesting/TBWA Dialog...................         Denmark                     TBWA Reklamebureau A/S                   43%
Paltemaa Huttunen Santala TBWA Oy................         Finland                           Registrant                         34%
BDDP Worldwide S.A...............................         France                        TBWA Worldwide Inc.                   100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BDDP France S.A..................................         France                        BDDP Worldwide S.A.                   100%
BDDP @ TBWA S.A..................................         France                         BDDP France S.A.                      98%
BDDP & Fils S.A..................................         France                         BDDP France S.A.                      74%
Question d'Edition S.A...........................         France                         BDDP France S.A.                      84%
SEO "Achat d'Espace" S.A.........................         France                        BDDP Worldwide S.A.                   100%
Jump S.A.........................................         France                                 BDDP Worldwide S.A.           82%
Ananas S.A.R.L...................................         France                             Jump S.A.                         65%
Agence Gagnol S.A................................         France                             Jump S.A.                         81%
Groupe Jump S.A..................................         France                             Jump S.A.                         73%
Nouvelle Vague S.A...............................         France                        BDDP Worldwide S.A.                    62%
Nickel S.A.......................................         France                        BDDP Worldwide S.A.                    87%
ALS/Tonic S.A....................................         France                        BDDP Worldwide S.A.                    88%
BDDP Corporate S.A...............................         France                        BDDP Worldwide S.A.                    96%
Agence BDDP Corporate S.A........................         France                        BDDP Corporate S.A.                    96%
Allo - Carrieres S.A.............................         France                    Agence BDDP Corporate S.A.                 96%
Compagnie Corporate Gestion Deleguee S.A.........         France                    Agence BDDP Corporate S.A.                 96%
Auditoire S.A....................................         France                        BDDP Corporate S.A.                    96%
Textuel S.A......................................         France                        BDDP Corporate S.A.                    96%
Les Editions Textuel S.A.........................         France                        BDDP Corporate S.A.                    28%
                                                                                           Textuel S.A.                         5%
BDDP & Tequila Interactive S.A...................         France                        BDDP Corporate S.A.                    48%
                                                                                        Tequila France S.A.                    48%
CPM Rhone - Alpes S.A.R.L........................         France                        BDDP Corporate S.A.                    48%
ASA S.A.R.L......................................         France                        BDDP Corporate S.A.                    96%
Tequila France S.A...............................         France                        BDDP Worldwide S.A.                    95%
The Brand Company S.A............................         France                        BDDP Worldwide S.A.                    88%
The Brand Company Archi S.A.R.L..................         France                      The Brand Company S.A.                   88%
Euromix Media S.A.R.L............................         France                        BDDP Worldwide S.A.                   100%
TJP & Associates S.A.............................         France                        BDDP Worldwide S.A.                   100%
The Media Partnership France S.A.................         France                        BDDP Worldwide S.A.                    17%
The Media Partnership Research S.A...............         France                 The Media Partnership France S.A.             17%
TBWA (Deutschland) Holding GmbH..................         Germany                     TBWA International B.V.                 100%
TBWA Werbeagentur GmbH...........................         Germany                 TBWA (Deutschland) Holding GmbH             100%
TBWA Dusseldorf GmbH.............................         Germany                     TBWA Werbeagentur GmbH                  100%
BDDP Communications GmbH.........................         Germany                        BDDP Worldwide SA                    100%
Godenrath Preiswerk/BDDP Werbeagentur GmbH.......         Germany                    BDDP Communications GmbH                  85%
Wundrich Meissen Creativ Consulting GmbH.........         Germany           Godenrath Preiswerk/BDDP Werbeagentur GmbH         85%
Production Company Stuttgart GmbH................         Germany           Godenrath Preiswerk/BDDP Werbeagentur GmbH         85%
Planet Communications Germany....................         Germany                   Ketchum International Inc.                 65%
TBWA/Producta S.A................................         Greece                            Registrant                         51%
TBWA Lee Davis Advertising Ltd...................        Hong Kong                          Registrant                         76%
TBWA Thompson Ltd................................        Hong Kong                          Registrant                        100%
TBWA Budapest Reklam Mugynokseg Kft..............         Hungary                           Registrant                         75%
TBWA Anthem Private Limited......................          India                            Registrant                         51%
Radeus Advertising Private Limited...............          India                    TBWA Anthem Private Limited                51%
Yehoshua TBWA Advertising & Marketing Ltd........         Israel                      TBWA International B.V.                  25%
TBWA Italia S.P.A. (Milan).......................          Italy                      TBWA International B.V.                 100%
BDDP S.P.A.......................................          Italy                         BDDP Worldwide SA                    100%
TBWA Nippo.......................................          Japan                        TBWA Worldwide Inc.                    77%
Nissan Graphic Arts..............................          Japan                        TBWA Worldwide Inc.                    67%
Tae Kwang Multi - Ad Ltd.........................          Korea                        TBWA Worldwide Inc.                    70%
Teran TBWA Publicidad............................         Mexico                            Registrant                         30%
TBWA International B.V...........................       Netherlands                         Registrant                        100%
Data Company B.V.................................       Netherlands                   TBWA International B.V.                 100%
E-Company B.V....................................       Netherlands                   TBWA International B.V.                  51%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
Mako/Bovaco B.V..................................       Netherlands                   TBWA International B.V.                  57%
Sponsor Company B.V..............................       Netherlands                   TBWA International B.V.                  20%
Multicom Direct Marketing & Advertising B.V......       Netherlands                   TBWA International B.V.                 100%
TBWA Campaign Company B.V........................       Netherlands                   TBWA International B.V.                  70%
Dresme Van Dijk Partners B.V.....................       Netherlands                   TBWA International B.V.                 100%
Direct Company B.V...............................       Netherlands                Dresme Van Dijk Partners B.V.              100%
HVR/Bruns van der Wijk B.V. .....................       Netherlands                   TBWA International B.V.                  59%
Neuerburg PR B.V.................................       Netherlands                   TBWA International B.V.                  15%
TBWA/ Neth-work B.V. ............................       Netherlands                   TBWA International B.V.                  50%
TBWA Reklame & Marketing B.V.....................       Netherlands                   TBWA International B.V.                 100%
Grant Tandy B.V..................................       Netherlands                   TBWA International B.V.                 100%
CO/CIE B.V.......................................       Netherlands                     BDDP Worldwide S.A.                    51%
                                                                                        BDDP Corporate S.A.                    47%
BDDP & Partners B.V..............................       Netherlands                     BDDP Worldwide S.A.                   100%
ARA/BDDP B.V.....................................       Netherlands                    BDDP & Partners B.V.                   100%
BDDP Nederland B.V...............................       Netherlands                    BDDP & Partners B.V.                   100%
ARA/BDDP Groep B.V...............................       Netherlands                     BDDP Nederland B.V.                   100%
Bovil B.V........................................       Netherlands                     ARA/BDDP Groep B.V.                    70%
Navar BDDP B.V...................................       Netherlands                     ARA/BDDP Groep B.V.                   100%
TBWA Reklamebyra A.S.............................         Norway                      TBWA International B.V.                  55%
TBWA Dialog A.S..................................         Norway                       TBWA Reklamebyra A.S.                   55%
Immo Polska Sp. zo.o.............................         Poland                            Registrant                         76%
TBWA Polska Sp. zo.o.............................         Poland                            Registrant                         76%
TBWA Warszawa Sp. zo.o...........................         Poland                            Registrant                         73%
TBWA-EPG Publicidade, Ltd........................        Portugal                           Registrant                         59%
TBWA Bucharest s.r.l.............................         Romania                           Registrant                         90%
TBWA Singapore Pte Ltd...........................        Singapore                          Registrant                         82%
Tequila Asia Pacific.............................        Singapore                      Tequila UK Limited                     73%
TBWA Bratislava spol s.r.o.......................        Slovakia                           Registrant                         90%
Hunt Lascaris TBWA Holdings (Pty) Limited........      South Africa                   TBWA International B.V.                  20%
                                                                                            Registrant                         80%
Hunt Lascaris TBWA Johannesberg (Pty) Limited....      South Africa          Hunt Lascaris TBWA Holdings (Pty) Limited        100%
Hunt Lascaris TBWA Cape (Pty) Limited............      South Africa          Hunt Lascaris TBWA Holdings (Pty) Limited         85%
Hunt Lascaris TBWA (Durban) (Pty) Limited........      South Africa          Hunt Lascaris TBWA Holdings (Pty) Limited         80%
Paroden Inv Holdings (Pty) Limited...............      South Africa                   TBWA International B.V.                 100%
Schalit Shipley Nethwork.........................      South Africa                         Registrant                         20%
                                                                                       TBWA/ Neth-work B.V.                    10%
                                                                                 Paroden Inv Holdings (Pty) Limited            40%
Specialist Communications Services...............      South Africa                         Registrant                         51%
Ad Active S.A. (Pty) Limited.....................      South Africa             Specialist Communications Services             26%
Rapp Collins S.A. (Pty) Limited..................      South Africa             Specialist Communications Services             41%
Tool S.A. (Pty) Limited..........................      South Africa             Specialist Communications Services             31%
South Africa Advertising Investments
   (Pty) Limited ................................      South Africa                         Registrant                         60%
Gavin Reddy Horn (Pty) Limited...................      South Africa     South Africa Advertising Investments (Pty) Limited     32%
Gavin Reddy Horn Cape............................      South Africa               Gavin Reddy Horn (Pty) Limited               32%
Media Direciton S.A. (Proprietary) Limited.......      South Africa                         Registrant                         51%
TBWA Espana S.A..................................          Spain                      TBWA International B.V.                  95%
TBWA Sweden A.B..................................         Sweden                            Registrant                        100%
TBWA Sweden K.B..................................         Sweden                         TBWA Sweden A.B.                      51%
TBWA GGK A.G.....................................       Switzerland                   TBWA International B.V.                  51%
Impuls BDDP A.G..................................       Switzerland                    BDDP & Partners B.V.                    70%
TBWA Next & Triplet Advertising Co. Limited......        Thailand                           Registrant                         61%
The GGT Group Limited............................     United Kingdom                 DAS International Limited                100%
Tequila International Holdings Limited...........     United Kingdom                   The GGT Group Limited                  100%
Summertime Communications Limited................     United Kingdom                   The GGT Group Limited                  100%

                                                                                                                          Percentage
                                                                                                                           of Voting
                                                       Jurisdiction                                                       Securities
                                                            of                                Owning                       Owned by
                 Company                              Incorporation                           Entity                      Registrant
                 -------                              -------------                           ------                      ----------
BDDP.GGT Limited.................................     United Kingdom            Summertime Communications Limited             100%
TBWA UK Group Holdings Limited...................     United Kingdom                     BDDP.GGT Limited                     100%
TISSA Ltd........................................     United Kingdom              TBWA UK Group Holdings Limited              100%
TBWA GGT Simons Palmer Limited...................     United Kingdom              TBWA UK Group Holdings Limited              100%
Genesis Digital Creation Limited.................     United Kingdom              TBWA GGT Simons Palmer Limited              100%
Simons Palmer Clemmow Johnson (Holdings) Limited.     United Kingdom              TBWA GGT Simons Palmer Limited              100%
Catapult Studios Limited.........................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited     100%
Parellel Productions Limited.....................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited     100%
MicMacs Limited..................................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited     100%
Maher Bird Associates Limited....................     United Kingdom     Simons Palmer Clemmow Johnson (Holdings) Limited      89%
B.D.H. Communications Group Limited..............     United Kingdom                   The GGT Group Limited                  100%
BDH TBWA Limited.................................     United Kingdom            B.D.H. Communications Group Limited           100%
Compendium Specialist Communications
   Services Limited .............................     United Kingdom            B.D.H. Communications Group Limited           100%
Compendium Technology Limited....................     United Kingdom            B.D.H. Communications Group Limited           100%
Iconactive Limited...............................     United Kingdom            B.D.H. Communications Group Limited           100%
Corporate Business Advisors Limited..............     United Kingdom                   The GGT Group Limited                  100%
Mortimer Whittaker O'Sullivan Limited............     United Kingdom            Corporate Business Advisors Limited           100%
Fallowbush Limited...............................     United Kingdom                   The GGT Group Limited                  100%
BDDP Holdings UK Limited.........................     United Kingdom                    Fallowbush Limited                    100%
GGT Advertising Limited..........................     United Kingdom                   The GGT Group Limited                  100%
R. M. Communications Limited.....................     United Kingdom                  GGT Advertising Limited                 100%
GGT Direct Advertising Limited...................     United Kingdom                   The GGT Group Limited                  100%
Option One Group Limited.........................     United Kingdom                   The GGT Group Limited                  100%
Option One Limited...............................     United Kingdom                 Option One Group Limited                 100%
Tequila UK Limited...............................     United Kingdom                    Option One Limited                     81%
Prism International Limited......................     United Kingdom                    Option One Limited                    100%
Tequila Payne Stracey Limited....................     United Kingdom                Prism International Limited               100%

                                   SCHEDULE II
                                   -----------

                      EXISTING INDEBTEDNESS OF SUBSIDIARIES
                      -------------------------------------

                         (for purposes of Section 7(l))

Subsidiary Borrower               Lender                       Grand Total
-------------------               ------                       -----------

Ketchum Directory Advertising     AT&T Leasing                     7,186

Copithorne and Bellows            Bank of the West                22,117

Ketchum Communications            AT&T Leasing                   173,385
                                  N/P Stock                      244,958

Rapp Collins Marcoa               Christian Hege                  22,190

Fleishman Hillard                 Banc One                        16,336

                                  Banc One                        15,727

                                  Banc One                        40,601

                                  Banc One                        41,142

                                  Banc One                        18,224

                                  Banc One                        82,783

                                  Banc One                        23,111

                                  Banc One                       101,699

                                  Banc One                        65,155

                                  Banc One                       112,496

                                  Banc One                       146,159

                                  Ikon                             7,348

Gavin Anderson                    Australia                      248,650
                                  Hong Kong                       43,448
                                                               ---------
Total Subsidiaries                                             1,432,715
                                                               =========

                                  SCHEDULE III
                                  ------------

                              TYPES OF INDEBTEDNESS
                              ---------------------

  (for purposes of the definition of "Consolidated Indebtedness" in Section 8)

1. Indebtedness outstanding under the Amended and Restated Credit Agreement dated as of May 10, 1996 amended and restated as of February 20, 1998 among the Borrowers and certain financial institutions.

2. Indebtedness evidenced by the Guarantor's 4-1/4% Convertible Subordinated Debentures due 2007.

3. Indebtedness evidenced by the Guarantor's 2-1/4% Convertible Subordinated Debentures due 2013.

4. Indebtedness having a maturity of one year or less incurred by the Borrowers under committed or uncommitted lines of credit with one or more commercial banks.

5. Indebtedness evidenced by BBDO Canada Inc.'s 111,000,000 Deutsche Mark Floating Rate Bonds of 1995 due January 5, 2000.

6. Indebtedness evidenced by the Guarantor's French Franc 1,000,000,000 Notes of 1998 due June 24, 2005.

                                      -23-